Exhibit 10.3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

ORDER: (I) APPROVING DISCLOSURE STATEMENT;

(II) ESTABLISHING DATE OF CONFIRMATION HEARING;

(III) ESTABLISHING PROCEDURES FOR SOLICITATION AND

TABULATION OF VOTES TO ACCEPT OR REJECT PLAN,

INCLUDING (A) APPROVING FORM AND MANNER OF SOLICITATION

PACKAGES, (B) APPROVING FORM AND MANNER OF NOTICE OF

CONFIRMATION HEARING, (C) ESTABLISHING RECORD DATE

AND APPROVING PROCEDURES FOR DISTRIBUTION OF SOLICITATION

PACKAGES, (D) APPROVING FORMS OF BALLOTS, (E) ESTABLISHING

DEADLINE FOR RECEIPT OF BALLOTS, AND (F) APPROVING

PROCEDURES FOR VOTE TABULATIONS; (IV) ESTABLISHING

DEADLINE AND PROCEDURES FOR FILING

OBJECTIONS TO CONFIRMATION OF PLAN; (V) APPROVING

RIGHTS OFFERING PROCEDURES; AND (VI) GRANTING RELATED RELIEF

Upon consideration of the motion (the “Motion”)(2) of the debtors and debtors in possession in the above-captioned cases (collectively, the “Debtors”) for entry of an order, pursuant to sections 105, 363, 1125 and 1126 of title 11 of the United States Code (the “Bankruptcy Code”), Rules 2002, 3016, 3017 and 3020 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 3017-1 of the Local Bankruptcy Rules for the Southern District of New York: (i) approving the Disclosure Statement for Debtors’ Joint Chapter 11 Plan (including all exhibits thereto and as may be amended, modified or

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 Capitalized terms used but not defined herein shall have the respective meanings given to them in the Motion.

supplemented from time to time, the “Disclosure Statement”); (ii) establishing the date of the hearing regarding confirmation of the Plan (the “Confirmation Hearing”); (iii) establishing procedures for the solicitation and tabulation of votes to accept or reject the Debtors’ Joint Chapter 11 Plan (including all exhibits thereto and as may be amended, modified or supplemented from time to time, the “Plan”), including (a) approving the form and manner of the solicitation packages to be sent to parties in interest in these cases, (b) approving the form and manner of notice of the Confirmation Hearing, (c) establishing a voting record date and approving procedures for distributing solicitation packages, (d) approving the forms of ballots, (e) establishing the deadline for the receipt of ballots, and (f) approving procedures for tabulating acceptances and rejections of the Plan; (iv) establishing the deadline and procedures for filing objections to confirmation of the Plan; (v) approving the procedures for the Rights Offering, and corresponding subscription form, substantially in the forms annexed hereto as Exhibit D (including all exhibits thereto, and as the same may be amended, modified or supplemented from time to time, the “Rights Offering Procedures”); and (vi) granting related relief; and it appearing that due and sufficient notice pursuant to Bankruptcy Rule 2002(b) of the hearing to approve the Motion and the Disclosure Statement has been given; and after due deliberation and upon the Court’s determination that the relief requested in the Motion is in the best interests of the Debtors, their estates and creditors and other parties in interest; and sufficient cause appearing therefor, it is hereby

ORDERED, ADJUDGED AND DECREED that:

1.                                      The Motion is granted to the extent set forth herein.

2.                                      The Disclosure Statement is approved as containing adequate information within the meaning of section 1125 of the Bankruptcy Code.

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3.                                      Except as provided in paragraph 5 below, the Debtors shall mail or cause to be mailed to holders of claims against each of the Debtors entitled to vote on the Plan, so that such mailing commences no later than July 18, 2019 (the “Solicitation Commencement Deadline”), a solicitation package containing: (a) written notice (the “Confirmation Hearing Notice”), substantially in the form attached hereto as Exhibit A, of (i) the Court’s approval of the Disclosure Statement, (ii) the deadline for voting on the Plan, (iii) the date of the Confirmation Hearing, and (iv) the deadline and procedures for filing objections to confirmation of the Plan, which Confirmation Hearing Notice is approved; (b) copies of the Plan and the Disclosure Statement, which may be on a USB flash drive; (c) the appropriate ballot (substantially in the forms attached hereto as Exhibits B-1 through B-5) and ballot return envelope; and (d) such other information as the Court may direct or approve (collectively, the “Solicitation Package”). The Solicitation Package and the manner of service of the Solicitation Package satisfies the requirements of Bankruptcy Rule 3017(d).

4.                                      Pursuant to Bankruptcy Rule 3017(d), the Debtors are not required to transmit a Solicitation Package to holders of Class 1 (Priority Non-Tax Claims), Class 2 (Other Secured Claims), Class 5 (Ongoing Trade Claims), Class 6A (Government Settlement Claims), Class 7 (Existing Securities Law Claims) and Class 8 (Existing Interests) (the “Non-Voting Parties”). The Debtors shall mail or cause to be mailed to each Non-Voting Party, so that such mailing commences no later than the Solicitation Commencement Deadline, the applicable Non-Voting Notice, substantially in the forms attached hereto as Exhibit C-1 (for Unimpaired Creditors) and C-2 (for Non-Voting Impaired Classes). Subject to the procedures set forth herein relating to temporary allowance of Claims for voting purposes, the Non-Voting Parties shall not be entitled to vote on the Plan.

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5.                                      With respect to Solicitation Packages to be distributed to holders of Claims in Class 6B related to the Convertible Notes Claims, the Debtors shall distribute or cause to be distributed Solicitation Packages, including Ballots, to record holders of such claims, including without limitation, indenture trustees, brokers, banks, commercial banks, transfer agents, trust companies, dealers, or other agents or nominees (collectively, the “Voting Nominees”), and each Voting Nominee shall be entitled to receive reasonably sufficient numbers of Solicitation Packages (including Beneficial Ballots) to distribute via first class mail to the beneficial owners of the claims for whom such Voting Nominee acts (collectively, the “Beneficial Owners”). Each Voting Nominee is directed to forward the Solicitation Package to the Beneficial Owners of the Convertible Notes Claims entitled to vote on the Plan represented by such Voting Nominee using one of the following two methods (to be selected by the Voting Nominee) within five (5) business days of receipt of the Solicitation Packages:

a.                                      Master Ballots: A Voting Nominee may obtain the votes of Beneficial Owners by forwarding to the Beneficial Owners the applicable unsigned Beneficial Ballot, together with the Solicitation Package, a return envelope provided by, and addressed to, the Voting Nominee, and other materials requested to be forwarded. Each such Beneficial Owner may then indicate its vote on the Beneficial Ballot, provide the information requested in the Beneficial Ballot, review the certifications contained in the Beneficial Ballot, and return the Beneficial Ballot in sufficient time to be summarized on a master ballot (the “Master Ballot”), in substantially the form of the Master Ballot (and instructions attached thereto) annexed to the Proposed Order as Exhibit B-3. The Voting Nominee then will summarize the individual votes of its respective Beneficial Owners from their Beneficial Ballots (in substantially the form of the Ballot annexed hereto as Exhibit B- 4) on the Master Ballot and then return the Master Ballot to the Solicitation Agent so that it is received prior to the Voting Deadline. All Beneficial Ballots returned by Beneficial Owners will be retained by Voting Nominees for inspection for at least one year from the Voting Deadline.

b.                                      Pre-Validated Ballots: A Voting Nominee may pre-validate a Beneficial Ballot by, as applicable: (i) signing the applicable Beneficial Ballot; (ii) indicating on the Beneficial Ballot the account number of the applicable Beneficial Owner, and the amount of the securities held by the Voting Nominee for such Beneficial Owner; and (iii) forwarding such Beneficial

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Ballot together with the Solicitation Package and other materials requested to be forwarded to the Beneficial Owner for voting. The Beneficial Owner may then indicate its vote on the Beneficial Ballot, provide the information requested in the Beneficial Ballot, review the certifications contained in the Beneficial Ballot, and return the Beneficial Ballot directly to the Solicitation Agent so that it is received by the Solicitation Agent before the Voting Deadline. A list of the Beneficial Owners to whom pre-validated Beneficial Ballots were delivered will be maintained by each applicable Voting Nominee for inspection for at least one year from the Voting Deadline.

6.                                      The Debtors are authorized to distribute or cause to be distributed Master Ballots to the Voting Nominees in accordance with customary procedures. Each Voting Nominee shall (i) return such results in a Master Ballot, and (ii) retain the copies of the underlying Ballots received from the Beneficial Owners for inspection for a period of one year following the Voting Deadline.

7.                                      In order for its vote to be counted, the Beneficial Owner is required to return its Beneficial Ballot to the Voting Nominee, in a return envelope which shall be provided by and addressed to the Voting Nominee, so that it is received prior to the Voting Deadline, or such earlier deadline as may be established by the Voting Nominee.

8.                                      July 11, 2019 is established as the record date (the “Voting Record Date”) for purposes of determining the creditors and interest holders of the Debtors entitled to receive the Solicitation Package or a Non-Voting Notice and to vote on the Plan; provided, however, with respect to transfers of claims filed pursuant to Bankruptcy Rule 3001, the holder of a claim as of the Voting Record Date shall be the transferor of such claim unless the documentation evidencing such transfer was docketed by the Bankruptcy Court on or before twenty-one (21) days prior to the Voting Record Date and no timely objection with respect to such transfer was filed by the transferor.

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9.                                      Prime Clerk LLC (“Prime Clerk” or the “Solicitation Agent” or the “Balloting Agent”, as applicable) will inspect, monitor and supervise the Plan solicitation process, tabulate the ballots and certify to the Court the results of the balloting.

10.                               The Debtors are permitted to dispense with the mailing of Solicitation Packages or Non-Voting Notices to addresses and entities to which the notice of the Disclosure Statement hearing was returned by the United States Postal Service as undeliverable, unless the Debtors or the Solicitation Agent are provided with an accurate address at least seven (7) days before the Voting Deadline.

11.                               The Paper Ballots, including the Master Ballots, substantially in the forms attached hereto as Exhibits B-1 through B-5, are hereby approved.

12.                               All Ballots and Master Ballots must be properly executed, completed and delivered to the Balloting Agent by (a) electronic submission through the Balloting Agent’s “E-Ballot” platform, located at https://cases.primeclerk.com/aegerion, or (b) first class mail, overnight mail, hand delivery, or courier, in each case, in the return envelope provided with the Ballots, to: Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central Place, 60 East 42nd Street, Suite 1440, New York, NY 10165, so that the Ballots and Master Ballots are received on or before August 15, 2019 at 4:00 p.m. (prevailing Eastern Time) (the “Voting Deadline”), unless extended by the Debtors. The Ballots and Master Ballots cast by facsimile or email will not be counted unless approved in advance by the Debtors, upon consultation with the Committee, in writing.

13.                               For purposes of voting on the Plan, with respect to all creditors of the Debtors entitled to vote on the Plan, the Debtors propose that the amount of a claim used to tabulate acceptance or rejection of the Plan should be, as applicable:

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a.                                      the claim amount listed in the Debtors’ schedules of liabilities, provided that (i) such claim is not scheduled as contingent, unliquidated, undetermined or disputed, and (ii) no proof of claim has been timely filed (or otherwise deemed timely filed by the Court under applicable law); however, if the applicable bar date has not yet passed at the time of the Voting Record Date, such claims shall be entitled to vote for the purpose of numerosity in the amount of $1.00;

b.                                      the noncontingent and liquidated amount specified in a proof of claim timely filed with Prime Clerk (or otherwise deemed timely filed by the Court under applicable law) to the extent the proof of claim is not the subject of an objection filed no later than five (5) business days prior to the Voting Deadline (or, if such claim has been resolved pursuant to a stipulation or order entered by the Court, or otherwise resolved by the Court, the amount set forth in such stipulation or order);

c.                                       the amount temporarily allowed by the Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), provided that a motion is brought, notice is provided and a hearing is held no later than five (5) business days prior to the Confirmation Hearing, in accordance with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules;

d.                                      except as otherwise provided in subparagraph (c) hereof, with respect to Ballots cast by alleged creditors whose claims (i) are not listed on the Debtors’ schedules of liabilities or (ii) are listed as disputed, contingent and/or unliquidated on the Debtors’ schedules of liabilities, but who have timely filed proofs of claim in unliquidated or unknown amounts that are not the subject of an objection filed before the commencement of the Confirmation Hearing, such ballots shall be counted as allowed claims in the amount of $1 solely for the purpose of determining whether the requirements of section 1126(c) of the Bankruptcy Code have been satisfied;

e.                                       if the Debtors or the Solicitation Agent determine, in their discretion after reasonable review, that a creditor has filed duplicative proofs of claim against the same Debtor, only the last proof of claim will be used for the purpose of vote tabulation regardless of whether the Debtors have objected to such duplicative claim; and

f.                                        if a proof of claim has been amended by a later filed proof of claim, the later filed amended claim shall be entitled to vote in a manner consistent with the tabulation rules, and the earlier filed claim

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should be disallowed for voting purposes, regardless of whether the Debtors have objected to such amended claim.

14.                               Holders of claims filed in the amount of $0.00 shall not be entitled to vote.

15.                               The Debtors may object to any claim (as defined in section 101(5) of the Bankruptcy Code) solely for Plan voting purposes by filing a determination motion (the “Determination Motion”) with the Court no later than ten (10) business days before the Voting Deadline. Responses, if any, to the Determination Motion shall be filed no later than five (5) business days prior to the hearing on the Determination Motion. The Court will schedule a hearing on any Determination Motion no later than five (5) business days prior to the Voting Certification Deadline. If a Determination Motion is filed, the ruling by the Court on the Determination Motion shall be considered a ruling with respect to the allowance of the claim(s) under Bankruptcy Rule 3018 and such claim(s) shall be counted, for voting purposes only, in the amount determined by the Court. The filing of a Determination Motion or a ruling by the Court thereon shall not affect the right or ability of the Debtors, upon the Effective Date, to later object to such claim(s) for any other purposes, including distribution under the Plan.

16.                               The Balloting Agent shall tabulate the vote on account of a Claim subject to a Determination Motion in accordance with the Determination Motion unless the creditor files a Claims Estimation Motion no later than five (5) business days before the Voting Deadline. If a creditor files a timely Claims Estimation Motion, the Debtors and the creditor shall request a hearing before the Voting Certification Deadline.

17.                               Any creditor seeking to have a claim temporarily allowed for purposes of voting to accept or reject the Plan pursuant to Bankruptcy Rule 3018(a) must file a motion (the “Claims Estimation Motion”) no later than five (5) business days prior to the Voting Deadline.

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This Court shall schedule a hearing on such Claims Estimation Motion for a date that is no later than five (5) business days prior to the Voting Certification Deadline.

18.                               If a creditor casts a ballot and has timely filed a proof of claim (or has otherwise had a proof of claim deemed timely filed by the Court under applicable law), but the creditor’s claim is the subject of an objection filed no later than five (5) business days before the Voting Deadline, in accordance with Bankruptcy Rule 3018, the creditor’s ballot shall not be counted (subject to the immediately following sentence), unless such claim is temporarily allowed by this Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after a Claims Estimation Motion is brought by such creditor, notice is provided and a hearing is held no later than five (5) business days before the Voting Certification Deadline. If an objection to a claim requests that such claim be reclassified and/or allowed in a fixed, reduced amount, such claimant’s ballot shall be counted in such reduced amount and/or as the reclassified category, unless otherwise ordered by this Court after a Claims Estimation Motion is brought by such creditor in accordance with the provisions of this Order.

19.                               The following voting procedures and standard assumptions shall be used in tabulating the Ballots:

a.                                      For purposes of the numerosity requirement of section 1126(c) of the Bankruptcy Code, separate claims held by a single creditor in a particular class will be aggregated as if such creditor held one claim against the Debtors in such class, and the votes related to such claims will be treated as a single vote to accept or reject the Plan.

b.                                      Creditors must vote all of their claims within a particular class either to accept or reject the Plan and may not split their vote. Accordingly, an individual ballot or multiple ballots with respect to multiple claims within a single class (as opposed to the Master Ballot) that partially rejects and partially accepts the Plan will not be counted.

c.                                       Ballots that fail to indicate an acceptance or rejection of the Plan or that indicate both acceptance and rejection of the Plan, but which are otherwise

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properly executed and received prior to the Voting Deadline, will not be counted.

d.                                      Only ballots that are timely received with signatures will be counted. Unsigned ballots will not be counted. For creditors submitting their votes by E-Ballot, the creditor’s electronic signature will be deemed to be immediately legally valid and effective.

e.                                       Ballots postmarked prior to the Voting Deadline, but received after the Voting Deadline, will not be counted.

f.                                        Ballots which are illegible, or contain insufficient information to permit the identification of the creditor, will not be counted.

g.                                       Whenever a creditor casts more than one ballot voting the same claim prior to the Voting Deadline, the last valid ballot received prior to the Voting Deadline shall be deemed to reflect the voter’s intent and supersede any prior ballots.

h.                                      If a creditor simultaneously casts inconsistent duplicate ballots with respect to the same claim, such ballots shall not be counted.

i.                                          Each creditor shall be deemed to have voted the full amount of its claim. Unless otherwise ordered by the Court, questions as to the validity, form, eligibility (including time of receipt), acceptance, and revocation or withdrawal of ballots shall be determined by the Balloting Agent and the Debtors in their sole discretion, which determination shall be final and binding.

j.                                         If no creditor or interest holder in a particular class or classes entitled to vote to accept or reject the Plan votes either to accept or reject the Plan, such class or classes shall be deemed to have accepted the Plan.

k.                                      Subject to the requirements of, and compliance with, Bankruptcy Rule 3018, any creditor entitled to vote to accept or reject the Plan who has delivered a valid Ballot for the acceptance or rejection of the Plan may withdraw such acceptance or rejection by delivering a written notice of withdrawal to the Balloting Agent at any time prior to the Voting Deadline. In order for a notice of withdrawal to be valid, it must (i) describe the claim, (ii) be signed by the creditor in the same manner as the Ballot was originally signed, and (iii) be received by the Balloting Agent on or before the Voting Deadline. The Debtors reserve the absolute right to contest the validity of any such withdrawals of Ballots.

20.                               The following additional rules apply to the tabulation of Master Ballots and Beneficial Ballots cast by Voting Nominees and Beneficial Owners:

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a.                                      Votes cast by Beneficial Owners through a Voting Nominee will be applied against the positions held by such entities in the applicable security as of the Voting Record Date, as evidenced by the record and depository listings. Votes submitted by a Voting Nominee, pursuant to the Master Ballots or pre-validated Beneficial Ballots, will not be counted in excess of the principal amount of such securities held by such Voting Nominee.

b.                                      To the extent that conflicting votes or “overvotes” are submitted by a Voting Nominee, the Balloting Agent, in good faith, will attempt to reconcile discrepancies with the Voting Nominee.

c.                                       To the extent that overvotes on the Master Ballot are not reconcilable prior to the preparation of the vote certification, the Balloting Agent will apply the votes to accept and to reject the Plan in the same proportion as the votes to accept and reject the Plan submitted on the Master Ballots or pre-validated Beneficial Ballots that contained the overvote, but only to the extent of the Voting Nominee’s position in the applicable security.

d.                                      Where a Beneficial Owner holds its Convertible Notes Claims through more than one Voting Nominee, it must execute a separate Class 6B Ballot for each block of Convertible Notes Claims. However, such holder must vote all of its Convertible Notes Claims in Class 6B in the same manner, to either accept or reject the Plan. Accordingly, if such holder returns more than one Ballot to more than one Voting Nominee voting different Convertible Notes Claims within Class 6B under the Plan and the Ballots are not voted in the same manner, as reflected on such separate Master Ballots, such votes will not be counted.

e.                                       For the purposes of tabulating votes, each Beneficial Owner will be deemed to have voted the principal amount relating to such security, although the Voting Agent may adjust such principal amount to reflect the claim amount, including prepetition interest.

21.                               Any objections or responses to the proposed confirmation of the Plan (including any supporting memoranda) must be: (a) in writing; (b) state the name, address, and nature of the claim or interest of the objecting or responding party; (c) state with particularity the provision or provisions of the Plan objected to and for any objection asserted, the legal and factual basis for such objection; (d) provide proposed language to remedy such objection, if possible; and (e) be filed, together with proof of service, with the Court, and served so that objections and responses are actually received no later than August 22, 2019 at 4:00 p.m.

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(prevailing Eastern Time). The Court shall consider only timely filed written objections. All objections not timely filed and served in accordance with the provisions of the Motion are hereby deemed waived. Objections to confirmation of the Plan shall be served on the following parties, with a hard copy delivered to the Judge’s Chambers: (i) Aegerion Pharmaceuticals, Inc., 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142 (Attn: John R. Castellano); (ii) proposed counsel to the Debtors, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 (Attn: Paul V. Shalhoub, Esq. and Andrew S. Mordkoff, Esq.); (iii) counsel to those certain lenders under the Debtors’ proposed debtor-in-possession financing facility, the Debtors’ prepetition secured bridge loan credit agreement and the Debtors’ 2% unsecured convertible notes, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, IL 60611 (Attn: Richard A. Levy, Esq.) and King & Spalding LLP, 444 West Lake Street, Suite 1650, Chicago, IL 60606 (Attn: Matthew L. Warren, Esq.); (iv) proposed counsel to the Committee, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 (Attn: Kenneth H. Eckstein, Esq. and Rachael Ringer, Esq.); (v) counsel to the U.S. Trustee for Region 2, 201 Varick Street, Suite 1006, New York, NY 10014 (Attn: Benjamin J. Higgins, Esq. and Brian S. Masumoto, Esq.); (vi) counsel to Novelion Therapeutics Inc., Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018 (Attn: Gregory Fox, Esq. and Jacqueline Mercier, Esq.); and (vii) counsel to Amryt Pharma Plc, Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166 (Attn: Matthew J. Williams, Esq. and Jason Zachary Goldstein, Esq.).

22.                               The Confirmation Hearing shall be held before this Court commencing on September 5, 2019 at 10:00 a.m. (prevailing Eastern Time), or as soon thereafter as counsel can be heard.

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23.                               The Debtors are authorized to publish the Confirmation Hearing Notice once in (a) The New York Times National Edition, (b) The New York Times International Edition, and (c) The Boston Globe not later than July 25, 2019. Additionally, the Debtors shall post the Confirmation Hearing Notice electronically at the Balloting Agent’s website at http://cases.primeclerk.com/aegerion. Such publication of the Confirmation Hearing Notice complies with all requirements of due process and is deemed to provide sufficient notice of the approval of the Disclosure Statement, the Voting Record Date, the Voting Deadline, the time fixed for filing objections to confirmation of the Plan, and the time, date and place of the Confirmation Hearing to persons who do not otherwise receive actual written notice by mail as provided for in this Order and such notice is approved as adequate.

24.                               The Confirmation Hearing may be adjourned from time to time without further notice to creditors and other parties-in-interest by an announcement of the adjourned date at the Confirmation Hearing of any adjournment thereof or the filing of a notice or other appropriate filing with the Court; provided, the Debtors shall notify the Committee in advance of any adjournment of the Confirmation Hearing.

25.                               Prior to mailing the Disclosure Statement, Solicitation Packages, and Non-Voting Notices, the Debtors may fill in any missing dates and other information, correct any typographical errors, make the revisions to the Disclosure Statement and Plan reflected in the record of the hearing on the Motion, and make such other non-material, non-substantive changes to any such documents as the Debtors deem appropriate; provided, that a copy of any such changes shall be provided to the Committee in advance of their distribution and publication.

26.                               The Rights Offering may be commenced and conducted in accordance with the terms and conditions of the Rights Offering Procedures and the subscription form, in

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substantially the forms annexed hereto as Exhibit D, and the Debtors and the Plan Investor may take such actions, including, but not limited to, engaging a subscription agent and expending funds, as necessary or appropriate to conduct and implement the Rights Offering.

27.                               The Debtors are authorized and empowered to take such steps and expend such funds as are necessary or appropriate to implement the terms of this Order.

28.                               This Court shall retain jurisdiction over all matters related to or arising from the Motion or the interpretation or implementation of this Order.

IT IS SO ORDERED.

Dated: July 11, 2019
New York, New York

/s/ Martin Glenn
MARTIN GLENN
United States Bankruptcy Judge

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

NOTICE OF (I) APPROVAL OF DISCLOSURE STATEMENT, (II) DEADLINE FOR

VOTING ON PLAN, (III) HEARING TO CONSIDER CONFIRMATION OF PLAN,

AND (IV) DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION OF PLAN

PLEASE TAKE NOTICE OF THE FOLLOWING:

APPROVAL OF DISCLOSURE STATEMENT

1.                                      By order dated July 11, 2019 (the “Disclosure Statement Order”), the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Disclosure Statement”) as containing “adequate information” within the meaning of section 1125 of title 11 of the United States Code (the “Bankruptcy Code”), and authorized the Debtors to solicit votes to accept or reject the Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Plan”),(2) annexed as Exhibit 1 to the Disclosure Statement.

DEADLINE FOR VOTING ON THE PLAN

2.                                      By the Disclosure Statement Order, the Bankruptcy Court established August 15, 2019 at 4:00 p.m. (prevailing Eastern Time) (the “Voting Deadline”) as the deadline by which ballots accepting or rejecting the Plan must be received. Holders of claims entitled to vote on the Plan will receive ballots for casting such votes. To be counted, original ballots, or Master Ballots including votes of beneficial owners, must actually be received on or before the Voting Deadline by Prime Clerk LLC (the “Balloting Agent”) by (a) electronic submission through the Balloting Agent’s “E-Ballot” platform, located at the Balloting Agent’s website, http://cases.primeclerk.com/aegerion, or (b) first class mail, overnight mail, hand delivery, or courier at the following address: Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central Place, 60 East 42nd Street, Suite 1440, New York, NY

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 All capitalized terms used but not defined herein have the meanings given them in the Plan.

10165. Except as set forth in the Disclosure Statement Order, ballots cast by facsimile or email will not be counted.

3.                                      Holders of (a) unimpaired Claims under the Plan that are deemed to have accepted the Plan, and (b) impaired Claims and Interests that are deemed to reject the Plan are not entitled to vote on the Plan and, therefore, will receive a Non-Voting Notice (as such term is defined in the Disclosure Statement Order) rather than a ballot.

CONFIRMATION HEARING

4.                                      Commencing on September 5, 2019 at 10:00 a.m. (prevailing Eastern Time), or as soon thereafter as counsel may be heard, a hearing (the “Confirmation Hearing”) will be held before the Honorable Martin Glenn, United States Bankruptcy Judge, in Courtroom 523 at the United States Bankruptcy Court for the Southern District of New York, 1 Bowling Green, New York, New York 10004 to consider confirmation of the Plan, as the same may be amended, modified or supplemented from time to time, and for such other and further relief as may be just or proper. The Confirmation Hearing may be adjourned from time to time without further notice to creditors or other parties in interest, other than by an announcement of such an adjournment in open court at the Confirmation Hearing or any adjournment thereof or the filing of a notice or other appropriate filing with the Bankruptcy Court. The Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Plan and other applicable law, without further notice, prior to or as a result of the Confirmation Hearing.

DEADLINE FOR OBJECTIONS TO CONFIRMATION OF THE PLAN

5.                                      Objections, if any, to confirmation of the Plan, including any supporting memoranda, must be in writing, filed with the Clerk of the Bankruptcy Court, together with proof of service, at One Bowling Green, New York, New York 10004, or electronically using the Bankruptcy Court’s Case Management/Electronic Case File (“CM/ECF”) System at https://ecf.nysb.uscourts.gov (a CM/ECF password will be required), in each case, with a hard copy delivered to the Judge’s Chambers, and must: (a) state the name and address of the objecting party and the amount of its claim or the nature of its interest in the Debtors’ chapter 11 cases; (b) state with particularity the provision or provisions of the Plan objected to and for any objection asserted, the legal and factual basis for such objections; (c) provide proposed language to remedy any objection asserted, if possible; and (d) be served by hand delivery or in a manner as will cause such objection to be received on or before August 22, 2019 at 4:00 p.m. (prevailing Eastern Time) by: (i) Aegerion Pharmaceuticals, Inc., 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142 (Attn: John R. Castellano); (ii) counsel to the Debtors, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 (Attn: Paul V. Shalhoub, Esq. and Andrew S. Mordkoff, Esq.); (iii) counsel to those certain lenders under the Debtors’ debtor-in-possession financing facility, the Debtors’ prepetition secured bridge loan credit agreement and the Debtors’ 2% unsecured convertible notes, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, IL 60611 (Attn: Richard A. Levy, Esq.) and King & Spalding LLP, 444 West Lake Street, Suite 1650, Chicago, IL 60606 (Attn: Matthew L. Warren, Esq.); (iv) counsel to the Official Committee of Unsecured Creditors, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 (Attn: Kenneth H. Eckstein, Esq. and Rachael Ringer, Esq.); (v) counsel to the United States Trustee for Region 2,

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201 Varick Street, Suite 1006, New York, NY 10014 (Attn: Benjamin J. Higgins, Esq. and Brian S. Masumoto, Esq.); (vi) counsel to Novelion Therapeutics Inc., Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018 (Attn: Gregory Fox, Esq. and Jacqueline Mercier, Esq.); and (vii) counsel to Amryt Pharma Plc, Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166 (Attn: Matthew J. Williams, Esq. and Jason Zachary Goldstein, Esq.). Any objections not filed and served as set forth above will be deemed waived.

Dated: New York, New York
July 11, 2019

WILLKIE FARR & GALLAGHER LLP
Counsel for the Debtors and Debtors in Possession

787 Seventh Avenue
New York, New York 10019
(212) 728-8000

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Exhibit B-1

Class 3 Ballot (Bridge Loan Claims)

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

BALLOT FOR CLASS 3 (BRIDGE LOAN CLAIMS) FOR

ACCEPTING OR REJECTING THE DEBTORS’ FIRST AMENDED

JOINT CHAPTER 11 PLAN

TO BE COUNTED, YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019, AT 4:00 P.M. (PREVAILING EASTERN TIME).

This ballot (the “Ballot”) is being submitted to you by Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. as debtors and debtors in possession in the above-captioned cases (the “Debtors”) to solicit your vote to accept or reject the Debtors’ First Amended Joint Chapter 11 Plan [Docket No. 180] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Plan”).(2)

The Bankruptcy Court has approved the Debtors’ Disclosure Statement for First Amended Joint Chapter 11 Plan [Docket No. 182] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Disclosure Statement”). The Disclosure Statement describes the Plan and provides information to assist you in deciding how to vote your Ballot. Bankruptcy Court approval of the Disclosure Statement does not indicate Bankruptcy Court approval of the Plan.

If you do not have a Disclosure Statement, you may obtain a copy free of charge on the dedicated webpage of Prime Clerk LLC, the Debtors’ court-approved solicitation agent (the “Solicitation Agent”) in these cases, at http://primeclerk.com/aegerion. A copy of the Disclosure Statement is also available: (a) at the Office of the Clerk of the Bankruptcy Court; (b) on the Bankruptcy Court’s website, http://www.nysb.uscourts.gov (a PACER account is required); (c) upon written request to the Solicitation Agent at Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, Grand Central Place, 60 East 42nd Street, Suite

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 Capitalized terms used in this Ballot that are not otherwise defined herein have the meanings given to them in the Plan.

1440, New York, NY 10165; or (d) by contacting the Solicitation Agent via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at aegerionballots@primeclerk.com.

IMPORTANT

You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your Claim has been placed in Class 3 Bridge Loan Claims under the Plan. If you hold Claims in more than one Class under the Plan, you will receive a ballot for each Class in which you are entitled to vote.

If your Ballot is not actually received by the Balloting Agent on or before August 15, 2019 at 4:00 p.m. (prevailing Eastern Time), and such deadline is not extended, your vote will not count as either an acceptance or rejection of the Plan.

If the Plan is confirmed by the Bankruptcy Court it will be binding on you whether or not you vote.

Your receipt of this Ballot and the enclosed tax form does not signify that your Claim(s) has been or will be Allowed. The Debtors reserve all rights to dispute such Claim(s).

You may return your Ballot either (a) through Prime Clerk’s E-Ballot platform, located at http://cases.primeclerk.com/aegerion, or (b) by sending it and the enclosed tax form in the return envelope provided in your package to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

If you submit your vote through the E-Ballot platform, you should not return a paper ballot. However, please return the enclosed tax form regardless of whether you vote through the E-Ballot platform as this will assist the Debtors in effectuating distributions to the extent you have an Allowed Claim.

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HOW TO VOTE ONLINE THROUGH PRIME CLERK’S E-BALLOT PLATFORM

You may submit your ballot electronically by clicking on the “Submit E-Ballot” section on the Solicitation Agent’s website for these cases, located at http://cases.primeclerk.com/aegerion, and following the directions set forth on the website regarding submitting your E-Ballot as described more fully below.

1.                                      Please visit the Debtors’ voting website at http://cases.primeclerk.com/Aegerion.

2.                                      Click on the “E-Ballot” section of the Debtors’ voting website.

3.                                      Follow the directions to submit your E-Ballot. If you choose to submit your Ballot via Prime Clerk’s E-Ballot system, you should not return a hard copy of your Ballot.

IMPORTANT NOTE: YOU WILL NEED THE FOLLOWING INFORMATION TO RETRIEVE AND SUBMIT YOUR CUSTOMIZED E-BALLOT:

UNIQUE E-BALLOT ID#

PLEASE CHOOSE ONLY ONE METHOD OF RETURN FOR YOUR BALLOT. IF YOU CAST BOTH AN E-BALLOT AND A PAPER BALLOT WITH RESPECT TO THE SAME CLAIM, THE PAPER BALLOT WILL NOT BE COUNTED.

“E-BALLOTING” IS THE SOLE MANNER IN WHICH BALLOTS MAY BE DELIVERED VIA ELECTRONIC TRANSMISSION.

BALLOTS SUBMITTED BY FACSIMILE OR EMAIL WILL NOT BE COUNTED UNLESS APPROVED BY THE DEBTORS.

PLEASE RETURN THE ENCLOSED TAX FORM REGARDLESS OF WHETHER YOU VOTE THROUGH THE E-BALLOT PLATFORM AS THIS WILL ASSIST THE DEBTORS IN EFFECTUATING DISTRIBUTIONS TO THE EXTENT YOU HAVE AN ALLOWED CLAIM.

ACCEPTANCE OR REJECTION OF THE PLAN

Item 1.         Vote Amount.

For purposes of voting to accept or reject the Plan, as of 5:00 p.m. (prevailing Eastern Time) on July 11, 2019 (the “Voting Record Date”), the undersigned (the “Claimant”) was a holder of a Class 3 Bridge Loan Claim in the aggregate amount set forth below.

$

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Item 2.         Vote on Plan.

CHECK ONE BOX ONLY

☐                                    ACCEPTS (votes FOR) the Plan.

☐                                    REJECTS (votes AGAINST) the Plan.

IMPORTANT INFORMATION REGARDING THE RELEASES

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. In determining how to cast your vote on the Plan, it is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Releases by the Debtors. Except as otherwise provided in the Plan or the Confirmation Order, as of the Effective Date, the Debtors, as, debtors in possession, and any person seeking

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Committee and each of its current and former members solely in their capacity as members of the Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts, funds or funds under common management; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns, in each case solely in their capacity as such; provided, however, that former directors, officers and employees of the Debtors shall not be deemed Released Parties; provided further that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by the Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of the Plan.

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to exercise the rights of the Debtors’ Estates, including without limitation, any successor to the Debtors or any representative of the Debtors’ Estates appointed or selected pursuant to sections 1103, 1104 or 1123(b)(3) of the Bankruptcy Code or under chapter 7 of the Bankruptcy Code, shall be deemed to forever release, waive and discharge all claims (as such term “claim” is defined in section 101(5) of the Bankruptcy Code), obligations, suits, judgments, damages, demands, debts, rights, causes of action (including, but not limited to, the Causes of Action) and liabilities (other than the rights of the Debtors to enforce the Plan and the contracts, instruments, releases and other agreements or documents delivered thereunder) against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the purchase, sale or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the parties released pursuant to this Section 12.6, the Chapter 11 Cases, the RSA, the DIP Financing Agreement, the Plan Funding Agreement, or the Plan or the Disclosure Statement, and that could have been asserted by or on behalf of the Debtors or their Estates, whether directly, indirectly, derivatively or in any representative or any other capacity; provided, however, that in no event shall anything in this Section 12.06(a) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases in the Plan, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by the releases in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after reasonable investigation by the Debtors and after notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim released by the releases in the Plan against any of the Released Parties.

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied in the Plan for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a

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result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in this Section 12.06(b) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases in the Plan against any of the Released Parties.

Notwithstanding anything to the contrary contained in the Plan: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in this Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (a) the Internal Revenue Code or any state, city or municipal tax code, (b) any criminal laws of the United States or any state, city or municipality, or (c) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in this Section 12.06 shall not release any (a) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (b) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, (c) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court, and (d) any Unimpaired Claims unless and until holders of Unimpaired Claims have received payment on account of such Claims that render such claims Unimpaired in accordance with the Plan.

Notwithstanding any language to the contrary contained in this Disclosure Statement, Plan, and/or the Confirmation Order, no provision of the Plan or the Confirmation Order shall (i) preclude the SEC from enforcing its police or regulatory powers; or (ii) enjoin, limit, impair, or delay the SEC from commencing or continuing any claims, causes of action, proceedings or investigations against any non-Debtor person or non-Debtor entity in any forum.

As to any Governmental Unit (as defined in section 101(27) of the Bankruptcy Code), nothing in the Plan, Plan Documents, or Confirmation Order shall limit or expand the scope of discharge, release or injunction to which the Debtors or Reorganized Debtors are entitled under the Bankruptcy Code, if any. The discharge, release, and injunction provisions

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contained in the Plan, Plan Documents, or Confirmation Order are not intended and shall not be construed to bar any Governmental Unit from, subsequent to the Confirmation Order, pursuing any police or regulatory action.

Accordingly, notwithstanding anything contained in the Plan, Plan Documents, or Confirmation Order to the contrary, nothing in the Plan or Confirmation Order shall discharge, release, impair or otherwise preclude: (1) any liability to any Governmental Unit that is not a “claim” within the meaning of section 101(5) of the Bankruptcy Code; (2) any Claim of any Governmental Unit arising on or after the Confirmation Date; (3) any valid right of setoff or recoupment of any Governmental Unit against any of the Debtors; or (4) any liability of the Debtors or Reorganized Debtors under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property that such entity owns, operates or leases after the Confirmation Date. Nor shall anything in the Plan, Plan Documents, or Confirmation Order: (i) enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence; or (ii) divest any court, commission, or tribunal of jurisdiction to determine whether any liabilities asserted by any Governmental Unit are discharged or otherwise barred by the Plan, Plan Documents, Confirmation Order, or the Bankruptcy Code.

Moreover, nothing in the Plan, Plan Documents, or Confirmation Order shall release or exculpate any non-debtor, including any Released Parties and/or exculpated parties, from any liability to any Governmental Unit, including but not limited to any liabilities arising under the Internal Revenue Code, the environmental laws, or the criminal laws against the Released Parties and/or exculpated parties, nor shall anything in the Plan, Plan Documents, or Confirmation Order enjoin any Governmental Unit from bringing any claim, suit, action or other proceeding against any non-Debtor for any liability whatsoever; provided, however, that the foregoing sentence shall not limit the scope of discharge granted to the Debtors under sections 524 and 1141 of the Bankruptcy Code.

Nothing contained in the Plan, Plan Documents, or Confirmation Order shall be deemed to determine the tax liability of any person or entity, including but not limited to the Debtors and the Reorganized Debtors, nor shall the Plan, Plan Documents, or Confirmation Order be deemed to have determined the federal and/or state tax treatment of any item, distribution, or entity, including the federal and/or state tax consequences of the Plan and/or Plan Documents, nor shall anything in the Plan, Plan Documents, or Confirmation Order be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal and/or state tax liability and federal and/or state tax treatment except as provided under 11 U.S.C. § 505.

Article X of the Plan regarding Executory Contracts and Unexpired Leases, and Section 7.8 of the Plan regarding Cancellation of Existing Securities and Agreements, shall not apply to the Government Settlement Agreements. The Government Settlement Agreements shall be unimpaired by the Plan, Plan Documents, and Confirmation Order, and shall remain obligations of the Debtors and/or the Reorganized Debtors, and all rights, obligations, and duties under the Government Settlement Agreements shall be preserved as if the Debtors’ bankruptcy cases were never filed. All Governmental Units reserve all rights with respect to the Government Settlement Agreements, and nothing contained in the Plan, Plan Documents,

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or Confirmation Order shall discharge, release, impair, or otherwise preclude any liability to any Governmental Unit arising from or relating to the Government Settlement Agreements. Any amounts owed to Governmental Units under the Government Settlement Agreements shall be paid in full when due in the ordinary course and nothing in the Plan, Plan Documents, or Confirmation Order shall be interpreted to set cure amounts, authorize the assignment or rejection of any Government Settlement Agreement, or require any Governmental Unit to approve of and consent to the assignment of any Government Settlement Agreement. The Debtors and Reorganized Debtors expressly agree that any provisions regarding default in the Government Settlement Agreements shall continue to apply as set forth in those agreements, irrespective of any provisions of the Plan, Plan Documents, and Confirmation Order. For the avoidance of doubt, nothing contained in the Plan, Plan Documents, or Confirmation Order shall divest any court, commission, or tribunal of jurisdiction over any matters related to the Government Settlement Agreements, or confer on the Bankruptcy Court jurisdiction over any matter related to the Government Settlement Agreements. Notwithstanding anything to the contrary in this paragraph, the provisions of this paragraph are subject to the provisions of Section 5.5 of the Plan regarding acceleration or increase of the monetary obligations under the Government Settlement Agreements.

The governmental units that are parties to the Government Settlement Agreements have not at this time sought to accelerate or increase payments under those agreements as a result of the filing of these Chapter 11 Cases or the consummation of the transactions contemplated by the Plan and the Plan Documents. The Debtors and certain of the governmental units that are parties to the Government Settlement Agreements are in discussions regarding the intentions of those parties regarding acceleration of the Debtors’ payment obligations under the Government Settlement Agreements. The Debtors and these parties to the Government Settlement Agreements anticipate reaching resolution on this issue before the Plan is confirmed.

Item 3.         Opt-In Election (for holders of Class 3 Bridge Loan Claims that abstain from voting or vote to REJECT the Plan only)

If you did not vote to accept the Plan in Item 2, either because you abstained from voting on the Plan or voted to reject the Plan, you are still entitled to opt into the releases set forth in Article XII of the Plan by making such election below. DO NOT COMPLETE THE FOLLOWING ELECTION IF YOU VOTED TO ACCEPT THE PLAN IN ITEM 2. PURSUANT TO THE TERMS OF THE PLAN, IF YOU VOTE TO ACCEPT THE PLAN YOU WILL BE DEEMED TO HAVE CONSENTED TO THE RELEASES SET FORTH IN ARTICLE XII OF THE PLAN.

☐                                    The undersigned elects to grant (OPTS IN TO) the Releases set forth in Section 12.6 of the Plan.

Item 4.         Certification.

By signing this Ballot, the undersigned Claimant hereby certifies that: (a) on the Voting Record Date, it was the holder of the Class 3 Bridge Loan Claim to which this Ballot pertains (or an authorized signatory for such holder); (b) it has full power and authority to vote to

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accept or reject the Plan; and (c) it had received a copy of the Disclosure Statement (including all exhibits thereto) and other solicitation materials. The undersigned understands that an otherwise properly completed, executed and timely-returned Ballot that does not indicate either acceptance or rejection of the Plan or indicates both acceptance and rejection of the Plan will not be counted. By signing this Ballot, the undersigned is also certifying that its vote on the Plan is subject to all the terms and conditions set forth in the Plan and the Disclosure Statement.

Name of Claimant:

Signature:

Name (if different from Claimant):

Title (if corporation or partnership)

Address:

Dated:

Email:

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED IN THIS BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH BELOW CAREFULLY. PLEASE (A) SUBMIT YOUR BALLOT ELECTRONICALLY THROUGH THE SOLICITATION AGENT’S E-BALLOT PLATFORM, LOCATED AT HTTP://CASES.PRIMECLERK.COM/AEGERION AND RETURN YOUR TAX FORM TO THE SOLICITATION AGENT, OR (B) COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT BY MAIL, HAND DELIVERY OR OVERNIGHT COURIER SO THAT IT IS RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019 AT 4:00 P.M. (PREVAILING EASTERN TIME).

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VOTING INSTRUCTIONS

1.                                      In order for your vote to count, you must:

(i)                                     In the boxes provided in Item 2 of the Ballot, indicate either acceptance or rejection of the Plan by checking the appropriate box; and

(ii)                                  Review and sign the certifications in Item 4 of the Ballot. Please be sure to sign and date your Ballot. Your original signature is required if you are voting by paper ballot in order for your vote to be counted. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing, and if requested, provide proof of your authorization to so sign. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

2.                                      If you abstained from voting or voted to reject the Plan, review the opt-in election disclosure in Item 3 of the Ballot, and determine whether you will check the box to opt into the Plan’s release provisions by checking the box in Item 3.

3.                                      To have your vote counted, you must (a) submit your ballot electronically through the Solicitation Agent’s E-Ballot platform, located at http://cases.primeclerk.com/aegerion, or (b) complete, sign and return this paper Ballot so that it is actually received by the Solicitation Agent not later than 4:00 p.m. (prevailing Eastern Time) on August 15, 2019. A PREPAID ENVELOPE ADDRESSED TO THE SOLICITATION AGENT IS ENCLOSED FOR YOUR CONVENIENCE. Return the completed Ballot and your tax form to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

Or via e-ballot at cases.primeclerk.com/aegerion

4.                                      DO NOT SUBMIT YOUR BALLOT BY FAX OR EMAIL. A ballot submitted by facsimile or email will not be counted unless approved by the Debtors.

5.                                      A properly completed, executed and timely-returned Ballot that either (a) indicates both an acceptance and rejection of the Plan, or (b) fails to indicate either an acceptance or rejection of the Plan will not be counted.

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6.                                      If you hold Claims in more than one voting Class under the Plan, you should receive a ballot for each such category of Claims, coded by Class number and description, and a set of solicitation materials with respect to each such Claim. Each ballot you receive is for voting only your Claim described in that ballot. Please complete and return each ballot you receive. The attached Ballot is designated only for voting Class 3 Bridge Loan Claims.

7.                                      You must vote all your Claims within a single Class under the Plan either to accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially rejects and partially accepts the Plan will not be counted.

8.                                      If you cast more than one Ballot voting the same Claim prior to the Voting Deadline, the last valid Ballot timely received shall be deemed to reflect the voter’s intent and shall supersede and revoke any earlier received Ballot. If you simultaneously cast inconsistent duplicate Ballots with respect to the same Claim, such Ballots shall not be counted.

9.                                      Any Ballot that is illegible or that contains insufficient information to permit the identification of the claimant will not be counted.

10.                               This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a Claim or an Interest.

11.                               Subject to the requirements of, and compliance with, Bankruptcy Rule 3018, if you have delivered a valid Ballot for the acceptance or rejection of the Plan, you may withdraw such acceptance or rejection by delivering a written notice of withdrawal to the Balloting Agent at any time prior to the Voting Deadline. A notice of withdrawal, to be valid, must (i) describe the Claim, (ii) be signed by the creditor in the same manner as the Ballot was originally signed, and (iii) be received by the Balloting Agent on or before the Voting Deadline. The Debtors reserve the absolute right to contest the validity of any such withdrawals of Ballots.

12.                               It is important that you vote. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and one-half in number of the Claims in each impaired Class who vote on the Plan and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code (the “Bankruptcy Code”). The votes of Claims actually voted in your Class will bind both those who vote and those who do not vote. If the requisite acceptances are not obtained, the Bankruptcy Court nonetheless may confirm the Plan if it finds that the Plan: (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes voting to reject the Plan; and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

13.                               This Ballot is not a letter of transmittal and may not be used for any purposes other than to cast a vote to accept or reject the Plan. Holders should not surrender, at this time, certificates (if any) representing their securities. No party will accept delivery of any such certificates surrendered together with this Ballot.

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14.                               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT OR OTHER SOLICITATION MATERIALS APPROVED BY THE BANKRUPTCY COURT, INCLUDING, WITHOUT LIMITATION, THE DISCLOSURE STATEMENT.

15.                               PLEASE RETURN YOUR BALLOT AND TAX FORM PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE PROCEDURES GENERALLY, OR IF YOU NEED ADDITIONAL COPIES OF THE BALLOT OR OTHER ENCLOSED MATERIALS, PLEASE CONTACT YOUR NOMINEE, OR PRIME CLERK AT 844-627-5368 OR FOR INTERNATIONAL CALLS AT 347-292-3524 OR VIA EMAIL AT AEGERIONBALLOTS@PRIMECLERK.COM.

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

BALLOT FOR CLASS 4 (NOVELION INTERCOMPANY LOAN CLAIMS)

FOR ACCEPTING OR REJECTING THE DEBTORS’ FIRST AMENDED

JOINT CHAPTER 11 PLAN

TO BE COUNTED, YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019, AT 4:00 P.M. (PREVAILING EASTERN TIME).

This ballot (the “Ballot”) is being submitted to you by Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. as debtors and debtors in possession in the above-captioned cases (the “Debtors”) to solicit your vote to accept or reject the Debtors’ First Amended Joint Chapter 11 Plan [Docket No. 180] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Plan”).(2)

The Bankruptcy Court has approved the Debtors’ Disclosure Statement for First Amended Joint Chapter 11 Plan [Docket No. 182]. (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Disclosure Statement”). The Disclosure Statement describes the Plan and provides information to assist you in deciding how to vote your Ballot. Bankruptcy Court approval of the Disclosure Statement does not indicate Bankruptcy Court approval of the Plan.

If you do not have a Disclosure Statement, you may obtain a copy free of charge on the dedicated webpage of Prime Clerk LLC, the Debtors’ court-approved solicitation agent (the “Solicitation Agent”) in these cases, at http://primeclerk.com/aegerion. A copy of the Disclosure Statement is also available: (a) at the Office of the Clerk of the Bankruptcy Court; (b) on the Bankruptcy Court’s website, http://www.nysb.uscourts.gov (a PACER account is required); (c) upon written request to the Solicitation Agent at Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central Place, 60 East 42nd, Suite

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 Capitalized terms used in this Ballot that are not otherwise defined herein have the meanings given to them in the Plan.

1440, New York, NY 10165; or (d) by contacting the Solicitation Agent via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at aegerionballots@primeclerk.com.

IMPORTANT

You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your Claim has been placed in Class 4 Novelion Intercompany Loan Claims under the Plan. If you hold Claims in more than one Class under the Plan, you will receive a ballot for each Class in which you are entitled to vote.

If your Ballot is not actually received by the Balloting Agent on or before August 15, 2019 at 4:00 p.m. (prevailing Eastern Time), and such deadline is not extended, your vote will not count as either an acceptance or rejection of the Plan.

If the Plan is confirmed by the Bankruptcy Court it will be binding on you whether or not you vote.

Your receipt of this Ballot and the enclosed tax form does not signify that your Claim(s) has been or will be Allowed. The Debtors reserve all rights to dispute such Claim(s).

You may return your Ballot either (a) through Prime Clerk’s E-Ballot platform, located at http://cases.primeclerk.com/aegerion, or (b) by sending it and the enclosed tax form in the return envelope provided in your package to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

If you submit your vote through the E-Ballot platform, you should not return a paper ballot. However, please return the enclosed tax form regardless of whether you vote through the E-Ballot platform as this will assist the Debtors in effectuating distributions to the extent you have an Allowed Claim.

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HOW TO VOTE ONLINE THROUGH PRIME CLERK’S E-BALLOT PLATFORM

You may submit your ballot electronically by clicking on the “Submit E-Ballot” section on the Solicitation Agent’s website for these cases, located at http://cases.primeclerk.com/aegerion, and following the directions set forth on the website regarding submitting your E-Ballot as described more fully below.

1.                                      Please visit the Debtors’ voting website at http://cases.primeclerk.com/aegerion.

2.                                      Click on the “E-Ballot” section of the Debtors’ voting website.

3.                                      Follow the directions to submit your E-Ballot. If you choose to submit your Ballot via Prime Clerk’s E-Ballot system, you should not return a hard copy of your Ballot.

IMPORTANT NOTE: YOU WILL NEED THE FOLLOWING INFORMATION TO RETRIEVE AND SUBMIT YOUR CUSTOMIZED E-BALLOT:

UNIQUE E-BALLOT ID#

PLEASE CHOOSE ONLY ONE METHOD OF RETURN FOR YOUR BALLOT. IF YOU CAST BOTH AN E-BALLOT AND A PAPER BALLOT WITH RESPECT TO THE SAME CLAIM, THE PAPER BALLOT WILL NOT BE COUNTED.

“E-BALLOTING” IS THE SOLE MANNER IN WHICH BALLOTS MAY BE DELIVERED VIA ELECTRONIC TRANSMISSION.

BALLOTS SUBMITTED BY FACSIMILE OR EMAIL WILL NOT BE COUNTED UNLESS APPROVED BY THE DEBTORS.

PLEASE RETURN THE ENCLOSED TAX FORM REGARDLESS OF WHETHER YOU VOTE THROUGH THE E-BALLOT PLATFORM AS THIS WILL ASSIST THE DEBTORS IN EFFECTUATING DISTRIBUTIONS TO THE EXTENT YOU HAVE AN ALLOWED CLAIM.

ACCEPTANCE OR REJECTION OF THE PLAN

Item 1.         Vote Amount.

For purposes of voting to accept or reject the Plan, as of 5:00 p.m. (prevailing Eastern Time) on July 11, 2019 (the “Voting Record Date”), the undersigned (the “Claimant”) was a holder of a Class 4 Novelion Intercompany Loan Claim in the aggregate amount set forth below.

$

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Item 2.         Vote on Plan.

CHECK ONE BOX ONLY

☐                                    ACCEPTS (votes FOR) the Plan.

☐                                    REJECTS (votes AGAINST) the Plan.

IMPORTANT INFORMATION REGARDING THE RELEASES

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. In determining how to cast your vote on the Plan, it is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Releases by the Debtors. Except as otherwise provided in the Plan or the Confirmation Order, as of the Effective Date, the Debtors, as, debtors in possession, and any person seeking

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Committee and each of its current and former members solely in their capacity as members of the Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts, funds or funds under common management; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns, in each case solely in their capacity as such; provided, however, that former directors, officers and employees of the Debtors shall not be deemed Released Parties; provided further that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by this Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of this Plan.

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to exercise the rights of the Debtors’ Estates, including without limitation, any successor to the Debtors or any representative of the Debtors’ Estates appointed or selected pursuant to sections 1103, 1104 or 1123(b)(3) of the Bankruptcy Code or under chapter 7 of the Bankruptcy Code, shall be deemed to forever release, waive and discharge all claims (as such term “claim” is defined in section 101(5) of the Bankruptcy Code), obligations, suits, judgments, damages, demands, debts, rights, causes of action (including, but not limited to, the Causes of Action) and liabilities (other than the rights of the Debtors to enforce the Plan and the contracts, instruments, releases and other agreements or documents delivered thereunder) against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the purchase, sale or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the parties released pursuant to this Section 12.6, the Chapter 11 Cases, the RSA, the DIP Financing Agreement, the Plan Funding Agreement, or the Plan or the Disclosure Statement, and that could have been asserted by or on behalf of the Debtors or their Estates, whether directly, indirectly, derivatively or in any representative or any other capacity; provided, however, that in no event shall anything in this Section 12.06(a) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases in the Plan, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by the releases in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after reasonable investigation by the Debtors and after notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim released by the releases in the Plan against any of the Released Parties.

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied in the Plan for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a

5

result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in this Section 12.06(b) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases in the Plan against any of the Released Parties.

Notwithstanding anything to the contrary contained in the Plan: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in this Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (a) the Internal Revenue Code or any state, city or municipal tax code, (b) any criminal laws of the United States or any state, city or municipality, or (c) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in this Section 12.06 shall not release any (a) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (b) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, (c) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court, and (d) any Unimpaired Claims unless and until holders of Unimpaired Claims have received payment on account of such Claims that render such claims Unimpaired in accordance with the Plan.

Notwithstanding any language to the contrary contained in this Disclosure Statement, Plan, and/or the Confirmation Order, no provision of the Plan or the Confirmation Order shall (i) preclude the SEC from enforcing its police or regulatory powers; or (ii) enjoin, limit, impair, or delay the SEC from commencing or continuing any claims, causes of action, proceedings or investigations against any non-Debtor person or non-Debtor entity in any forum.

As to any Governmental Unit (as defined in section 101(27) of the Bankruptcy Code), nothing in the Plan, Plan Documents, or Confirmation Order shall limit or expand the scope of discharge, release or injunction to which the Debtors or Reorganized Debtors are entitled under the Bankruptcy Code, if any. The discharge, release, and injunction provisions

6

contained in the Plan, Plan Documents, or Confirmation Order are not intended and shall not be construed to bar any Governmental Unit from, subsequent to the Confirmation Order, pursuing any police or regulatory action.

Accordingly, notwithstanding anything contained in the Plan, Plan Documents, or Confirmation Order to the contrary, nothing in the Plan or Confirmation Order shall discharge, release, impair or otherwise preclude: (1) any liability to any Governmental Unit that is not a “claim” within the meaning of section 101(5) of the Bankruptcy Code; (2) any Claim of any Governmental Unit arising on or after the Confirmation Date; (3) any valid right of setoff or recoupment of any Governmental Unit against any of the Debtors; or (4) any liability of the Debtors or Reorganized Debtors under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property that such entity owns, operates or leases after the Confirmation Date. Nor shall anything in the Plan, Plan Documents, or Confirmation Order: (i) enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence; or (ii) divest any court, commission, or tribunal of jurisdiction to determine whether any liabilities asserted by any Governmental Unit are discharged or otherwise barred by the Plan, Plan Documents, Confirmation Order, or the Bankruptcy Code.

Moreover, nothing in the Plan, Plan Documents, or Confirmation Order shall release or exculpate any non-debtor, including any Released Parties and/or exculpated parties, from any liability to any Governmental Unit, including but not limited to any liabilities arising under the Internal Revenue Code, the environmental laws, or the criminal laws against the Released Parties and/or exculpated parties, nor shall anything in the Plan, Plan Documents, or Confirmation Order enjoin any Governmental Unit from bringing any claim, suit, action or other proceeding against any non-Debtor for any liability whatsoever; provided, however, that the foregoing sentence shall not limit the scope of discharge granted to the Debtors under sections 524 and 1141 of the Bankruptcy Code.

Nothing contained in the Plan, Plan Documents, or Confirmation Order shall be deemed to determine the tax liability of any person or entity, including but not limited to the Debtors and the Reorganized Debtors, nor shall the Plan, Plan Documents, or Confirmation Order be deemed to have determined the federal and/or state tax treatment of any item, distribution, or entity, including the federal and/or state tax consequences of the Plan and/or Plan Documents, nor shall anything in the Plan, Plan Documents, or Confirmation Order be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal and/or state tax liability and federal and/or state tax treatment except as provided under 11 U.S.C. § 505.

Article X of the Plan regarding Executory Contracts and Unexpired Leases, and Section 7.8 of the Plan regarding Cancellation of Existing Securities and Agreements, shall not apply to the Government Settlement Agreements. The Government Settlement Agreements shall be unimpaired by the Plan, Plan Documents, and Confirmation Order, and shall remain obligations of the Debtors and/or the Reorganized Debtors, and all rights, obligations, and duties under the Government Settlement Agreements shall be preserved as if the Debtors’ bankruptcy cases were never filed. All Governmental Units reserve all rights with respect to the Government Settlement Agreements, and nothing contained in the Plan, Plan Documents,

7

or Confirmation Order shall discharge, release, impair, or otherwise preclude any liability to any Governmental Unit arising from or relating to the Government Settlement Agreements. Any amounts owed to Governmental Units under the Government Settlement Agreements shall be paid in full when due in the ordinary course and nothing in the Plan, Plan Documents, or Confirmation Order shall be interpreted to set cure amounts, authorize the assignment or rejection of any Government Settlement Agreement, or require any Governmental Unit to approve of and consent to the assignment of any Government Settlement Agreement. The Debtors and Reorganized Debtors expressly agree that any provisions regarding default in the Government Settlement Agreements shall continue to apply as set forth in those agreements, irrespective of any provisions of the Plan, Plan Documents, and Confirmation Order. For the avoidance of doubt, nothing contained in the Plan, Plan Documents, or Confirmation Order shall divest any court, commission, or tribunal of jurisdiction over any matters related to the Government Settlement Agreements, or confer on the Bankruptcy Court jurisdiction over any matter related to the Government Settlement Agreements. Notwithstanding anything to the contrary in this paragraph, the provisions of this paragraph are subject to the provisions of Section 5.5 of the Plan regarding acceleration or increase of the monetary obligations under the Government Settlement Agreements.

The governmental units that are parties to the Government Settlement Agreements have not at this time sought to accelerate or increase payments under those agreements as a result of the filing of these Chapter 11 Cases or the consummation of the transactions contemplated by the Plan and the Plan Documents. The Debtors and certain of the governmental units that are parties to the Government Settlement Agreements are in discussions regarding the intentions of those parties regarding acceleration of the Debtors’ payment obligations under the Government Settlement Agreements. The Debtors and these parties to the Government Settlement Agreements anticipate reaching resolution on this issue before the Plan is confirmed.

Item 3.         Opt-In Election (for holders of Class 4 Novelion Intercompany Loan Claims that abstain from voting or vote to REJECT the Plan only)

If you did not vote to accept the Plan in Item 2, either because you abstained from voting on the Plan or voted to reject the Plan, you are still entitled to opt into the releases set forth in Article XII of the Plan by making such election below. DO NOT COMPLETE THE FOLLOWING ELECTION IF YOU VOTED TO ACCEPT THE PLAN IN ITEM 2. PURSUANT TO THE TERMS OF THE PLAN, IF YOU VOTE TO ACCEPT THE PLAN YOU WILL BE DEEMED TO HAVE CONSENTED TO THE RELEASES SET FORTH IN ARTICLE XII OF THE PLAN.

☐                                    The undersigned elects to grant (OPTS IN TO) the Releases set forth in Section 12.6 of the Plan.

Item 4.         Certification.

By signing this Ballot, the undersigned Claimant hereby certifies that: (a) on the Voting Record Date, it was the holder of the Class 4 Novelion Intercompany Loan Claim to which this Ballot pertains (or an authorized signatory for such holder); (b) it has full power and

8

authority to vote to accept or reject the Plan; and (c) it had received a copy of the Disclosure Statement (including all exhibits thereto) and other solicitation materials. The undersigned understands that an otherwise properly completed, executed and timely-returned Ballot that does not indicate either acceptance or rejection of the Plan or indicates both acceptance and rejection of the Plan will not be counted. By signing this Ballot, the undersigned is also certifying that its vote on the Plan is subject to all the terms and conditions set forth in the Plan and the Disclosure Statement.

Name of Claimant:

Signature:

Name (if different from Claimant):

Title (if corporation or partnership)

Address:

Dated:

Email:

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED IN THIS BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH BELOW CAREFULLY. PLEASE (A) SUBMIT YOUR BALLOT ELECTRONICALLY THROUGH THE SOLICITATION AGENT’S E-BALLOT PLATFORM, LOCATED AT HTTP://CASES.PRIMECLERK.COM/AEGERION AND RETURN YOUR TAX FORM TO THE SOLICITATION AGENT, OR (B) COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT BY MAIL, HAND DELIVERY OR OVERNIGHT COURIER SO THAT IT IS RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019 AT 4:00 P.M. (PREVAILING EASTERN TIME).

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VOTING INSTRUCTIONS

1.                                      In order for your vote to count, you must:

(i)                                     In the boxes provided in Item 2 of the Ballot, indicate either acceptance or rejection of the Plan by checking the appropriate box; and

(ii)                                  Review and sign the certifications in Item 4 of the Ballot. Please be sure to sign and date your Ballot. Your original signature is required if you are voting by paper ballot in order for your vote to be counted. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing, and if requested, provide proof of your authorization to so sign. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

2.                                      If you abstained from voting or voted to reject the Plan, review the opt-in election disclosure in Item 3 of the Ballot, and determine whether you will check the box to opt into the Plan’s release provisions by checking the box in Item 3.

3.                                      To have your vote counted, you must (a) submit your ballot electronically through the Solicitation Agent’s E-Ballot platform, located at http://cases.primeclerk.com/aegerion, or (b) complete, sign and return this paper Ballot so that it is actually received by the Solicitation Agent not later than 4:00 p.m. (prevailing Eastern Time) on August 15, 2019. A PREPAID ENVELOPE ADDRESSED TO THE SOLICITATION AGENT IS ENCLOSED FOR YOUR CONVENIENCE. Return the completed Ballot and your tax form to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

4.                                      DO NOT SUBMIT YOUR BALLOT BY FAX OR EMAIL. A ballot submitted by facsimile or email will not be counted unless approved by the Debtors.

5.                                      A properly completed, executed and timely-returned Ballot that either (a) indicates both an acceptance and rejection of the Plan, or (b) fails to indicate either an acceptance or rejection of the Plan will not be counted.

6.                                      If you hold Claims in more than one voting Class under the Plan, you should receive a ballot for each such category of Claims, coded by Class number and description, and a set

10

of solicitation materials with respect to each such Claim. Each ballot you receive is for voting only your Claim described in that ballot. Please complete and return each ballot you receive. The attached Ballot is designated only for voting Class 4 Novelion Intercompany Loan Claims.

7.                                      You must vote all your Claims within a single Class under the Plan either to accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially rejects and partially accepts the Plan will not be counted.

8.                                      If you cast more than one Ballot voting the same Claim prior to the Voting Deadline, the last valid Ballot timely received shall be deemed to reflect the voter’s intent and shall supersede and revoke any earlier received Ballot. If you simultaneously cast inconsistent duplicate Ballots with respect to the same Claim, such Ballots shall not be counted.

9.                                      Any Ballot that is illegible or that contains insufficient information to permit the identification of the claimant will not be counted.

10.                               This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a Claim or an Interest.

11.                               Subject to the requirements of, and compliance with, Bankruptcy Rule 3018, if you have delivered a valid Ballot for the acceptance or rejection of the Plan, you may withdraw such acceptance or rejection by delivering a written notice of withdrawal to the Balloting Agent at any time prior to the Voting Deadline. A notice of withdrawal, to be valid, must (i) describe the Claim, (ii) be signed by the creditor in the same manner as the Ballot was originally signed, and (iii) be received by the Balloting Agent on or before the Voting Deadline. The Debtors reserve the absolute right to contest the validity of any such withdrawals of Ballots.

12.                               It is important that you vote. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and one-half in number of the Claims in each impaired Class who vote on the Plan and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code (the “Bankruptcy Code”). The votes of Claims actually voted in your Class will bind both those who vote and those who do not vote. If the requisite acceptances are not obtained, the Bankruptcy Court nonetheless may confirm the Plan if it finds that the Plan: (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes voting to reject the Plan; and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

13.                               This Ballot is not a letter of transmittal and may not be used for any purposes other than to cast a vote to accept or reject the Plan. Holders should not surrender, at this time, certificates (if any) representing their securities. No party will accept delivery of any such certificates surrendered together with this Ballot.

14.                               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS

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CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT OR OTHER SOLICITATION MATERIALS APPROVED BY THE BANKRUPTCY COURT, INCLUDING, WITHOUT LIMITATION, THE DISCLOSURE STATEMENT.

15.                               PLEASE RETURN YOUR BALLOT AND TAX FORM PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE PROCEDURES GENERALLY, OR IF YOU NEED ADDITIONAL COPIES OF THE BALLOT OR OTHER ENCLOSED MATERIALS, PLEASE CONTACT YOUR NOMINEE, OR PRIME CLERK AT 844-627-5368 OR FOR INTERNATIONAL CALLS AT 347-292-3524 OR VIA EMAIL AT AEGERIONBALLOTS@PRIMECLERK.COM.

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

MASTER BALLOT FOR CONVERTIBLE

NOTEHOLDERS IN CLASS 6B (OTHER GENERAL

UNSECURED CLAIMS) FOR ACCEPTING OR REJECTING

THE DEBTORS’ FIRST AMENDED JOINT CHAPTER 11 PLAN

For use by brokers, banks, commercial banks, transfer agents, trust companies, dealers, or other agents or nominees for beneficial holders of Aegerion Pharmaceuticals, Inc.’s 2.00% Convertible Senior Unsecured Notes due 2019 (the “Convertible Notes”).

THE VOTING DEADLINE BY WHICH YOUR MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT IS 4:00 P.M. (PREVAILING EASTERN TIME) ON AUGUST 15, 2019 (THE “VOTING DEADLINE”) OR THE VOTES REPRESENTED BY YOUR MASTER BALLOT WILL NOT BE COUNTED.

This master ballot (the “Master Ballot”) is to be used by you, as a broker, bank, commercial bank, transfer agent, trust company, dealer or other agent or nominee (each of the foregoing, a “Nominee”), for summarizing the votes cast by beneficial holders of Class 6B Other General Unsecured Claims related to the Convertible Notes to accept or reject the Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Plan”),(2) filed by Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. as debtors and debtors in possession in the above-captioned cases (the “Debtors”). The Plan is described in the accompanying Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan, dated July 9, 2019 (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Disclosure Statement”), which was approved by the Bankruptcy Court on July 11, 2019. Beneficial holders of Convertible Noteholder Claims in Class 6B voting through a Nominee must submit individual ballots (each, a “Beneficial Ballot”) casting a vote to accept or reject the Plan to the appropriate Nominee so that the Nominee may process such votes on this Master Ballot and return this Master Ballot so that it is received by Prime Clerk LLC (the “Solicitation

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 Capitalized terms used in this Master Ballot that are not otherwise defined herein have the meanings given to them in the Plan.

Agent”) on or before 4:00 p.m. (prevailing Eastern Time) on August 15, 2019. Before you transmit votes cast by beneficial holders to accept or reject the Plan, please review the Disclosure Statement and the instructions contained herein carefully.

It is important that you and the beneficial holders vote on the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you and the beneficial holders voting through you if it is accepted by the holders of at least two-thirds in amount and more than half in number of Claims actually voting in each Class of voting Claims. The votes of the Claims actually voted in each Class will bind those who do not vote. In the event that the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if at least one impaired Class of Claims has accepted the Plan and the Bankruptcy Court finds that the Plan accords fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY, COMPLETE, SIGN AND DATE THIS MASTER BALLOT, AND RETURN IT SO THAT IT IS RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE OF 4:00 P.M. (PREVAILING EASTERN TIME) ON AUGUST 15, 2019. IF THIS MASTER BALLOT IS NOT COMPLETED, SIGNED AND TIMELY RECEIVED BY THE SOLICITATION AGENT, THE VOTES TRANSMITTED BY THIS MASTER BALLOT WILL NOT BE COUNTED.

Item 1.         Certification of Authority to Vote.

The undersigned certifies that the undersigned (please check all applicable boxes):

☐                                    is a Nominee for the beneficial holder(s) of the aggregate principal amount of the Other General Unsecured Claims listed in Item 2 below, and is the registered holder or agent of the instruments evidencing such claims;

☐                                    is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a Nominee that is the registered holder or agent of the aggregate principal amount of Other General Unsecured Claims listed in Item 2 below; or

☐                                    has been granted a proxy (an original of which is attached hereto) from a Nominee that is the registered holder of or agent for the aggregate principal amount of Other General Unsecured Claims listed in Item 2 below, and, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the beneficial holder(s) of the Other General Unsecured Claims described in Item 2 below.

Item 2.         Class 6B (Other General Unsecured Claims) Vote.

The undersigned certifies that below is a table setting forth: (i) the beneficial holders of Class 6B Other General Unsecured Claims related to the Convertible Notes who timely submitted a completed Beneficial Ballot to the undersigned; (ii) the aggregate unpaid principal amount of each such holder’s Other General Unsecured Claim identified in such ballot; (iii) whether each such holder voted to accept or reject the Plan on account of its Other General Unsecured Claim; and (iv) whether each such holder elected to opt into the releases set forth in Section 12.6 of the Plan (Item 3 on each such holder’s Beneficial Ballot):

Item 3 of Beneficial
Ballot (Optional)
Your Customer	Principal Amount of Other General Unsecured Claims Voted in			Did Beneficial Holder
Account Number for	Item 2 of the Beneficial Ballot			Opt Into Releases in
Each Beneficial Holder	To Accept the Plan		To Reject the Plan	Section 12.6 of Plan?
	$	OR	$	☐
	$	OR	$	☐
	$	OR	$	☐
	$	OR	$	☐
	$	OR	$	☐
	$	OR	$	☐
TOTALS:

(please attach additional sheets if necessary)

The undersigned certifies that the information provided above (including any information provided on additional sheets attached hereto) is a true and accurate schedule of the beneficial holders of Class 6B Other General Unsecured Claims related to the Convertible Notes, as identified by their respective account numbers, that have delivered duly completed individual Beneficial Ballots to the undersigned which ballots cast votes to accept or reject the Plan.

Item 3.         Additional Ballots Submitted by Beneficial Holders.

The undersigned certifies that the information provided below (including any information provided on additional sheets attached hereto) is a true and accurate schedule on which the undersigned has transcribed the information, if any, provided in Item 4 of each individual Beneficial Ballot received from a beneficial holder of a Class 6B Other General Unsecured Claim related to the Convertible Notes.

Information to be Transcribed from Item 4 of Individual Class 6B Ballots Regarding Other Ballots Cast in Respect of Other General Unsecured Claims
Name of Broker,
Your Customer	Beneficial Holder’s		Dealer, or Other
Account Number for	Name or Customer		Agent or Nominee
the Beneficial	Account Number for	CUSIP or ISIN	for Other Account
Holder	Other Account	Number	(if applicable)	Principal Amount

(please attach additional sheets if necessary)

Item 4.         Important Information Regarding the Releases.

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. In determining how to cast your vote on the Plan, it is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Committee and each of its current and former members solely in their capacity as members of the Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts, funds or funds under common management; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns, in each case solely in their capacity as such; provided, however, that former directors, officers and employees of the Debtors shall not be deemed Released Parties; provided further that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by this Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of this Plan.

Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Releases by the Debtors. Except as otherwise provided in the Plan or the Confirmation Order, as of the Effective Date, the Debtors, as, debtors in possession, and any person seeking to exercise the rights of the Debtors’ Estates, including without limitation, any successor to the Debtors or any representative of the Debtors’ Estates appointed or selected pursuant to sections 1103, 1104 or 1123(b)(3) of the Bankruptcy Code or under chapter 7 of the Bankruptcy Code, shall be deemed to forever release, waive and discharge all claims (as such term “claim” is defined in section 101(5) of the Bankruptcy Code), obligations, suits, judgments, damages, demands, debts, rights, causes of action (including, but not limited to, the Causes of Action) and liabilities (other than the rights of the Debtors to enforce the Plan and the contracts, instruments, releases and other agreements or documents delivered thereunder) against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the purchase, sale or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the parties released pursuant to this Section 12.6, the Chapter 11 Cases, the RSA, the DIP Financing Agreement, the Plan Funding Agreement, or the Plan or the Disclosure Statement, and that could have been asserted by or on behalf of the Debtors or their Estates, whether directly, indirectly, derivatively or in any representative or any other capacity; provided, however, that in no event shall anything in this Section 12.06(a) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases in the Plan, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by the releases in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after reasonable investigation by the Debtors and after notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim released by the releases in the Plan against any of the Released Parties.

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied in the Plan for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in this Section 12.06(b) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases in the Plan against any of the Released Parties.

Notwithstanding anything to the contrary contained in the Plan: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in this Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (a) the Internal Revenue Code or any state, city or municipal tax code, (b) any criminal laws of the United States or any state, city or municipality, or (c) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in this Section 12.06 shall not release any (a) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (b) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, (c) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court, and (d) any Unimpaired Claims unless and until holders of Unimpaired Claims have received payment on account of such Claims that render such claims Unimpaired in accordance with the Plan.

Notwithstanding any language to the contrary contained in this Disclosure Statement, Plan, and/or the Confirmation Order, no provision of the Plan or the Confirmation Order shall (i) preclude the SEC from enforcing its police or regulatory powers; or (ii) enjoin, limit, impair, or delay the SEC from commencing or continuing any claims, causes of action, proceedings or investigations against any non-Debtor person or non-Debtor entity in any forum.

As to any Governmental Unit (as defined in section 101(27) of the Bankruptcy Code), nothing in the Plan, Plan Documents, or Confirmation Order shall limit or expand the scope of discharge, release or injunction to which the Debtors or Reorganized Debtors are entitled under the Bankruptcy Code, if any. The discharge, release, and injunction provisions contained in the Plan, Plan Documents, or Confirmation Order are not intended and shall not be construed to bar any Governmental Unit from, subsequent to the Confirmation Order, pursuing any police or regulatory action.

Accordingly, notwithstanding anything contained in the Plan, Plan Documents, or Confirmation Order to the contrary, nothing in the Plan or Confirmation Order shall discharge, release, impair or otherwise preclude: (1) any liability to any Governmental Unit that is not a “claim” within the meaning of section 101(5) of the Bankruptcy Code; (2) any Claim of any Governmental Unit arising on or after the Confirmation Date; (3) any valid right of setoff or recoupment of any Governmental Unit against any of the Debtors; or (4) any liability of the Debtors or Reorganized Debtors under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property that such entity owns, operates or leases after the Confirmation Date. Nor shall anything in the Plan, Plan Documents, or Confirmation Order: (i) enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence; or (ii) divest any court, commission, or tribunal of jurisdiction to determine whether any liabilities asserted by any Governmental Unit are discharged or otherwise barred by the Plan, Plan Documents, Confirmation Order, or the Bankruptcy Code.

Moreover, nothing in the Plan, Plan Documents, or Confirmation Order shall release or exculpate any non-debtor, including any Released Parties and/or exculpated parties, from any liability to any Governmental Unit, including but not limited to any liabilities arising under the Internal Revenue Code, the environmental laws, or the criminal laws against the Released Parties and/or exculpated parties, nor shall anything in the Plan, Plan Documents, or Confirmation Order enjoin any Governmental Unit from bringing any claim, suit, action or other proceeding against any non-Debtor for any liability whatsoever; provided, however, that the foregoing sentence shall not limit the scope of discharge granted to the Debtors under sections 524 and 1141 of the Bankruptcy Code.

Nothing contained in the Plan, Plan Documents, or Confirmation Order shall be deemed to determine the tax liability of any person or entity, including but not limited to the Debtors and the Reorganized Debtors, nor shall the Plan, Plan Documents, or Confirmation Order be deemed to have determined the federal and/or state tax treatment of any item, distribution, or entity, including the federal and/or state tax consequences of the Plan and/or Plan Documents, nor shall anything in the Plan, Plan Documents, or Confirmation Order be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal and/or state tax liability and federal and/or state tax treatment except as provided under 11 U.S.C. § 505.

Article X of the Plan regarding Executory Contracts and Unexpired Leases, and Section 7.8 of the Plan regarding Cancellation of Existing Securities and Agreements, shall not apply to the Government Settlement Agreements. The Government Settlement Agreements shall be unimpaired by the Plan, Plan Documents, and Confirmation Order, and shall remain obligations of the Debtors and/or the Reorganized Debtors, and all rights, obligations, and duties under the Government Settlement Agreements shall be preserved as if the Debtors’ bankruptcy cases were never filed. All Governmental Units reserve all rights with respect to the Government Settlement Agreements, and nothing contained in the Plan, Plan Documents, or Confirmation Order shall discharge, release, impair, or otherwise preclude any liability to any Governmental Unit arising from or relating to the Government Settlement Agreements. Any amounts owed to Governmental Units under the Government Settlement Agreements shall be paid in full when due in the ordinary course and nothing in the Plan, Plan Documents, or Confirmation Order shall be interpreted to set cure amounts, authorize the assignment or rejection of any Government Settlement Agreement, or require any Governmental Unit to approve of and consent to the assignment of any Government Settlement Agreement. The Debtors and Reorganized Debtors expressly agree that any provisions regarding default in the Government Settlement Agreements shall continue to apply as set forth in those agreements, irrespective of any provisions of the Plan, Plan Documents, and Confirmation Order. For the avoidance of doubt, nothing contained in the Plan, Plan Documents, or Confirmation Order shall divest any court, commission, or tribunal of jurisdiction over any matters related to the Government Settlement Agreements, or confer on the Bankruptcy Court jurisdiction over any matter related to the Government Settlement Agreements. Notwithstanding anything to the contrary in this paragraph, the provisions of this paragraph are subject to the provisions of Section 5.5 of the Plan regarding acceleration or increase of the monetary obligations under the Government Settlement Agreements.

The governmental units that are parties to the Government Settlement Agreements have not at this time sought to accelerate or increase payments under those agreements as a result of the filing of these Chapter 11 Cases or the consummation of the transactions contemplated by the Plan and the Plan Documents. The Debtors and certain of the governmental units that are parties to the Government Settlement Agreements are in discussions regarding the intentions of those parties regarding acceleration of the Debtors’ payment obligations under the Government Settlement Agreements. The Debtors and these parties to the Government

Settlement Agreements anticipate reaching resolution on this issue before the Plan is confirmed.

Item 5.         Certification.

By signing this Master Ballot, the undersigned certifies that each beneficial holder whose vote is being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement, the Plan, and all other applicable solicitation materials, and that the Beneficial Ballots received from each beneficial holder of a Class 6B Other General Unsecured Claim related to the Convertible Notes or a copy thereof is and will remain on file with the undersigned subject to inspection for a period of one (1) year following the Voting Deadline.

SIGNED:

NAME OF NOMINEE:

PARTICIPANT NUMBER:

TITLE:

IF AUTHORIZED BY AGENT,
NAME AND TITLE:

NAME OF INSTITUTION:

STREET ADDRESS:

CITY, STATE, ZIP:

TELEPHONE NO.:

DATED:

EMAIL:

THIS MASTER BALLOT MUST BE RECEIVED BY PRIME CLERK AT THE FOLLOWING ADDRESS ON OR BEFORE 4:00 P.M. (PREVAILING EASTERN TIME) ON AUGUST 15, 2019, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED:

AEGERION PHARMACEUTICALS, INC. BALLOT PROCESSING CENTER

C/O PRIME CLERK LLC

ONE GRAND CENTRAL PLACE

60 EAST 42ND STREET, SUITE 1440

NEW YORK, NY 10165

OR VIA EMAIL: AEGERIONBALLOTS@PRIMECLERK.COM

PLEASE NOTE: MASTER BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE OR OTHER ELECTRONIC TRANSMISSION, UNLESS APPROVED BY THE DEBTORS IN WRITING.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THIS MASTER BALLOT, BENEFICIAL BALLOTS, THE DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CONTACT THE SOLICITATION AGENT VIA TELEPHONE AT 844-627-5368 OR FOR INTERNATIONAL CALLS AT 347-292-3524 OR VIA EMAIL AT AEGERIONBALLOTS@PRIMECLERK.COM.

INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

On July 11, 2019, the Bankruptcy Court approved the Disclosure Statement relating to the Plan, and authorized the Debtors to solicit votes with regard to the acceptance or rejection of the Plan. The Debtors are soliciting votes of your customers or constituents who are beneficial holders of Other General Unsecured Claims on the Plan. This Master Ballot is to identify the vote of your customers or constituents who hold Other General Unsecured Claims under the Plan.

To have your vote counted, you must complete, sign and return this paper Ballot so that it is actually received by the Solicitation Agent not later than 4:00 p.m. (prevailing Eastern Time) on August 15, 2019. A PREPAID ENVELOPE ADDRESSED TO THE SOLICITATION AGENT IS ENCLOSED FOR YOUR CONVENIENCE. Return the completed Ballot and your tax form to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

Or via email: aegerionballots@primeclerk.com

YOU ARE REQUIRED TO RETAIN A COPY OF THE UNDERLYING BENEFICIAL BALLOTS RECEIVED FROM THE BENEFICIAL HOLDERS FOR INSPECTION FOR A PERIOD OF ONE (1) YEAR FOLLOWING THE VOTING DEADLINE.

This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates (if any) representing their securities. Neither the Debtors nor the Solicitation Agent will accept delivery of any such certificates surrendered together with this Master Ballot.

If you are transmitting the votes of any beneficial holders of Other General Unsecured Claims other than yourself, you must deliver a Beneficial Ballot, the Disclosure Statement and Plan (which may be provided on a USB flash drive included in the materials sent to you by the Debtors), the order approving the Disclosure Statement, the Confirmation Hearing Notice and any other materials requested to be forwarded to the beneficial holders of Other General Unsecured Claims within five (5) business days after your receipt of the aforementioned items. Such beneficial holders must complete and execute a Beneficial Ballot by voting to accept or reject the Plan, and return the completed, executed Beneficial Ballot to you so that you have sufficient time to process such votes on this Master Ballot and return this Master Ballot so that it is actually received by the Solicitation Agent on or prior to 4:00 p.m. (prevailing Eastern time) on August 15, 2019.

With respect to all Beneficial Ballots returned to you, you must properly complete the Master Ballot as follows:

(i)                                               Check the appropriate box(es) in Item 1 of the Master Ballot.

(ii)                                            Indicate the votes to accept or reject the Plan in Item 2 of the Master Ballot, as transmitted to you by the beneficial holders of the Other General Unsecured Claims. IMPORTANT: EACH HOLDER OF AN OTHER GENERAL UNSECURED CLAIM MUST VOTE ALL OF SUCH HOLDER’S CLAIMS IN CLASS 6B EITHER TO ACCEPT OR REJECT THE PLAN. IF ANY BENEFICIAL HOLDER’S BENEFICIAL BALLOT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN, OR INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN WITH RESPECT TO ITS OTHER GENERAL UNSECURED CLAIM(S), SUCH VOTE SHOULD NOT BE COUNTED. HOLDERS OF CLAIMS MAY NOT SPLIT THEIR VOTES WITH RESPECT TO THEIR CLAIMS. IF ANY BENEFICIAL HOLDER OF AN OTHER GENERAL UNSECURED CLAIM HAS ATTEMPTED TO SPLIT ITS VOTE BY SUBMITTING A BENEFICIAL BALLOT THAT PARTIALLY ACCEPTS AND PARTIALLY REJECTS THE PLAN, AND ALLOCATES PORTIONS OF ITS CLAIM IN SUCH MANNER, SUCH VOTE SHOULD NOT BE COUNTED. Beneficial holders that submit multiple Beneficial Ballots in respect of the same Other General Unsecured Claim shall be deemed to have voted in the manner of the last valid Beneficial Ballot received.

(iii)                                         Please note that Item 3 of this Master Ballot requests that you transcribe the information provided by each beneficial holder from Item 4 of each completed Class 6B Beneficial Ballot. Please also include your customer account number for each entry in Item 3 of this Master Ballot.

(iv)                                        Please note in Item 3 of this Master Ballot whether beneficial holders of the Other General Unsecured Claims subject to this Master Ballot opted into the Releases provided in Section 12.6 of the Plan.

(v)                                           Independently verify and confirm the accuracy of the information provided with respect to each beneficial holder of an Other General Unsecured Claim identified in your Master Ballot.

(vi)                                        Review the certifications in Item 5 of the Master Ballot.

(vii)                                     Sign and date the Master Ballot, and provide the additional information requested.

(viii)                                  If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable item of the Master Ballot to which you are responding.

(ix)                                        Return the completed and originally executed Master Ballot to the Solicitation Agent at the address set forth above so as to be actually received by the Solicitation Agent on or before the Voting Deadline. You must retain a copy of all returned Beneficial Ballots in your files for one (1) year from the Voting Deadline.

(x)                                           Votes cast by beneficial holders of Other General Unsecured Claims through a Nominee should be applied against the positions held by such entities in the Convertible Notes as of 5:00 p.m. (prevailing Eastern Time) on July 11, 2019 (the “Voting Record Date”), as evidenced by the record and depository listings. Votes submitted by a Nominee, pursuant to a Master Ballot or a pre-validated Beneficial Ballot, will not be counted in excess of the record amount of such securities held by such Nominee as of the Voting Record Date.

(xi)                                        To the extent that conflicting votes or “overvotes” are submitted by a Nominee, the Solicitation Agent, in good faith, will attempt to reconcile discrepancies with the Nominee.

(xii)                                     To the extent that overvotes on a Master Ballot are not reconcilable prior to the preparation of the vote certification, the Solicitation Agent will apply the votes to accept and to reject the Plan submitted on the Master Ballots or pre-validated Beneficial Ballots that contained the overvote, but only to the extent of the Nominee’s position in the Other General Unsecured Claim.

(xiii)                                  Where a beneficial holder holds its Other General Unsecured Claim through more than one Nominee, such holder must execute a separate Beneficial Ballot for each block of securities. However, such holder must vote all of its Other General Unsecured Claims in the same manner, to either accept or reject the Plan. Accordingly, if such holder returns more than one Beneficial Ballot to more than one Nominee voting different Other General Unsecured Claims and the Beneficial Ballots are not voted in the same manner, as reflected on such separate Master Ballots, such votes will not be counted (which determination will be made based on information reasonably known to the Solicitation Agent).

(xiv)                                 For the purposes of tabulating votes, each beneficial holder will be deemed to have voted the principal amount relating to such security, although the Solicitation Agent may adjust such principal amount to reflect the Claim amount, including prepetition interest.

(xv)                                    After the Voting Deadline, no vote may be withdrawn without the prior consent of the Debtors.

PLEASE NOTE:

All Master Ballots and Beneficial Ballots are for voting purposes only and do not constitute, and shall not be deemed, a proof of claim, an assertion of a Claim or an admission by the Debtors of the validity of a Claim.

No fees, commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. The Debtors will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Beneficial Ballots and other enclosed materials to the beneficial holders of the Other General Unsecured Claims held by you as a Nominee or in a fiduciary capacity.

If you have any questions relating to this Master Ballot, please contact the Solicitation Agent via telephone at 844-627-5368 or for international calls at 347-292-3524.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

BENEFICIAL BALLOT FOR CONVERTIBLE NOTEHOLDERS IN CLASS 6B

(OTHER GENERAL UNSECURED CLAIMS) FOR ACCEPTING OR REJECTING

THE DEBTORS’ FIRST AMENDED JOINT CHAPTER 11 PLAN

TO BE COUNTED, YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019, AT 4:00 P.M. (PREVAILING EASTERN TIME). PLEASE FOLLOW THE VOTE DELIVERY INSTRUCTIONS PROVIDED BY YOUR NOMINEE, OR IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO PROCESS YOUR VOTE ON A MASTER BALLOT AND RETURN THE MASTER BALLOT SO THAT IT IS ACTUALLY RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE. DO NOT RETURN THIS BENEFICIAL BALLOT DIRECTLY TO THE SUBSCRIPTION AGENT OR IT WILL BE INVALID.

This ballot (the “Ballot”) is being submitted to you by Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. as debtors and debtors in possession in the above-captioned cases (the “Debtors”) to solicit your vote to accept or reject the Debtors’ First Amended Joint Chapter 11 Plan [Docket 180] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Plan”).(2)

The Bankruptcy Court has approved the Debtors’ Disclosure Statement for First Amended Joint Chapter 11 Plan [Docket No. 182] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Disclosure Statement”). The Disclosure Statement describes the Plan and provides information to assist you in deciding how to vote your Ballot. Bankruptcy Court approval of the Disclosure Statement does not indicate Bankruptcy Court approval of the Plan.

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 Capitalized terms used in this Ballot that are not otherwise defined herein have the meanings given to them in the Plan.

If you do not have a Disclosure Statement, you may obtain a copy free of charge on the dedicated webpage of Prime Clerk LLC, the Debtors’ court-approved solicitation agent (the “Solicitation Agent”) in these cases, at http://primeclerk.com/aegerion. A copy of the Disclosure Statement is also available: (a) at the Office of the Clerk of the Bankruptcy Court; (b) on the Bankruptcy Court’s website, http://www.nysb.uscourts.gov (a PACER account is required); (c) upon written request to the Solicitation Agent at Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central Place, 60 East 42nd Street, Suite 1440, New York, NY 10165; or (d) by contacting the Solicitation Agent via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at: aegerionballots@primeclerk.com.

IMPORTANT

You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your Claim has been placed in Class 6B Other General Unsecured Claims under the Plan. If you hold Claims in more than one Class under the Plan, you will receive a ballot for each Class in which you are entitled to vote.

To have your vote counted, it must be received by the broker, bank, commercial bank, transfer agent, trust company, dealer, or other agent or nominee that sent you this Ballot (as applicable, the “Nominee”) so that it is actually received by the Solicitation Agent not later than 4:00 p.m. (prevailing Eastern Time) on August 15, 2019 (the “Voting Deadline”). IF YOU RECEIVE A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE OR OTHER INSTRUCTIONS FROM YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO PROCESS YOUR VOTE ON A MASTER BALLOT AND RETURN THE MASTER BALLOT SO THAT IT IS ACTUALLY RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE.

If the Plan is confirmed by the Bankruptcy Court it will be binding on you whether or not you vote.

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ACCEPTANCE OR REJECTION OF THE PLAN

Item 1.         Vote Amount.

For purposes of voting to accept or reject the Plan, as of 5:00 p.m. (prevailing Eastern Time) on July 11, 2019 (the “Voting Record Date”), the undersigned (the “Claimant”) was a holder of a Class 6B Other General Unsecured Claims relating to the Convertible Senior Unsecured Notes due 2019 issued by Aegerion Pharmaceuticals, Inc. (the “Convertible Notes”) in the aggregate principal amount set forth below. (If you do not know the principal amount of your Class 6B Other General Unsecured Claim, please contact your nominee immediately).

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Item 2.         Vote on Plan.

CHECK ONE BOX ONLY

☐                                    ACCEPTS (votes FOR) the Plan.

☐                                    REJECTS (votes AGAINST) the Plan.

IMPORTANT INFORMATION REGARDING THE RELEASES

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. In determining how to cast your vote on the Plan, it is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Creditors’ Committee (if any) and each of its members solely in their capacity as members of the Creditors’ Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts or funds; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns; provided, however, that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by the Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of the Plan.

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Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Releases by the Debtors. Releases by the Debtors. Except as otherwise provided in the Plan or the Confirmation Order, as of the Effective Date, the Debtors, as, debtors in possession, and any person seeking to exercise the rights of the Debtors’ Estates, including without limitation, any successor to the Debtors or any representative of the Debtors’ Estates appointed or selected pursuant to sections 1103, 1104 or 1123(b)(3) of the Bankruptcy Code or under chapter 7 of the Bankruptcy Code, shall be deemed to forever release, waive and discharge all claims (as such term “claim” is defined in section 101(5) of the Bankruptcy Code), obligations, suits, judgments, damages, demands, debts, rights, causes of action (including, but not limited to, the Causes of Action) and liabilities (other than the rights of the Debtors to enforce the Plan and the contracts, instruments, releases and other agreements or documents delivered thereunder) against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the purchase, sale or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the parties released pursuant to Section 12.6 of the Plan, the Chapter 11 Cases, the RSA, the DIP Financing Agreement, the Plan Funding Agreement, or the Plan or the Disclosure Statement, and that could have been asserted by or on behalf of the Debtors or their Estates, whether directly, indirectly, derivatively or in any representative or any other capacity; provided, however, that in no event shall anything in Section 12.06(a) of the Plan be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases herein, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the releases herein are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by the releases herein; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after reasonable investigation by the Debtors and after notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim released by the releases herein against any of the Released Parties.

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in

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consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied herein for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in Section 12.06(b) of the Plan be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained herein, and further, shall constitute the Bankruptcy Court’s finding that the releases herein are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims herein; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases herein against any of the Released Parties.

Notwithstanding anything to the contrary contained herein: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (x) the Internal Revenue Code or any state, city or municipal tax code, (y) any criminal laws of the United States or any state, city or municipality, or (y) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in Section 12.06 of the Plan shall not release any (x) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (y) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, and (z) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court.

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While the Debtors are seeking the consensual release of Claims and Interests against the Released Parties, to the extent that such consensual releases are not granted by the holders of Claims and Interests, the Debtors reserve the right to seek approval from the Bankruptcy Court to grant the Third Party Releases on a non-consensual basis, regardless of the percentage of holders of Claims and Interests who consensually release their Claims against the Released Parties.

Item 3.         Opt-In Election (for holders of Class 6B Other General Unsecured Claims that abstain from voting or vote to REJECT the Plan only)

If you did not vote to accept the Plan in Item 2, either because you abstained from voting on the Plan or voted to reject the Plan, you are still entitled to opt into the releases set forth in Article XII of the Plan by making such election below. DO NOT COMPLETE THE FOLLOWING ELECTION IF YOU VOTED TO ACCEPT THE PLAN IN ITEM 2. PURSUANT TO THE TERMS OF THE PLAN, IF YOU VOTE TO ACCEPT THE PLAN YOU WILL BE DEEMED TO HAVE CONSENTED TO THE RELEASES SET FORTH IN ARTICLE XII OF THE PLAN.

☐                                    The undersigned elects to grant (OPTS IN TO) the Releases set forth in Section 12.6 of the Plan.

Item 4.         Other Ballots.

By returning this Ballot, Claimant certifies that Claimant has not submitted any other ballots for or on account of his/her Class 6B Other General Unsecured Claims held in other accounts or other record names, except for ballots for or on account of those Class 6B Other General Unsecured Claims identified in the following table (which you may use additional paper to supplement as necessary).

Other Ballots Cast in Respect of Class 6B Other General Unsecured Claims
Name of Broker, Bank,
Your Name or Customer		Dealer or Other Agent or	Principal Amount of
Account Number for Other		Nominee for Other Account	Convertible Notes for
Account for Which a Ballot	CUSIP or ISIN	for Which a Ballot has been	Which Ballot has been
Has Been Submitted	Number	Submitted (if applicable)	Submitted

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Item 5.         Certification.

By signing this Ballot, the undersigned Claimant hereby certifies that: (a) on the Voting Record Date, it was the holder of a Class 6B Other General Unsecured Claims related to the Convertible Notes to which this Ballot pertains (or an authorized signatory for such holder); (b) it has full power and authority to vote to accept or reject the Plan; and (c) it had received a copy of the Disclosure Statement (including all exhibits thereto) and other solicitation materials. The undersigned understands that an otherwise properly completed, executed and timely-returned Ballot that does not indicate either acceptance or rejection of the Plan or indicates both acceptance and rejection of the Plan will not be counted. By signing this Ballot, the undersigned is also certifying that its vote on the Plan is subject to all the terms and conditions set forth in the Plan and the Disclosure Statement.

Name of Claimant:

Signature:

Name (if different from Claimant):

Title (if corporation or partnership):

Address:

Dated:

Email:

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED IN THIS BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH BELOW CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT TO YOUR NOMINEE IN THE ENVELOPE PROVIDED OR FOLLOW THE VOTE DELIVERY INSTRUCTIONS PROVIDED BY YOUR NOMINEE. PLEASE ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO PROCESS YOUR VOTE ON A MASTER BALLOT AND RETURN THE MASTER BALLOT SO THAT IT IS ACTUALLY RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE.

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VOTING INSTRUCTIONS

1.                                      In order for your vote to count, you must:

(i)                                     In the boxes provided in Item 2 of the Ballot, indicate either acceptance or rejection of the Plan by checking the appropriate box;

(ii)                                  Review the certification in Item 4 of the Ballot and provide the requested information, if applicable, concerning all other Class 6B Other General Unsecured Claims for which you have submitted ballots in addition to this Ballot; and

(iii)                               Review and sign the certifications in Item 5 of the Ballot. Please be sure to sign and date your Ballot. Your original signature is required in order for your vote to be counted. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing, and if requested, provide proof of your authorization to so sign. If your Class 6B Other General Unsecured Claim is held by a partnership, your Ballot must be executed in the name of the partnership by a general partner. If your Class 6B Other General Unsecured Claim is held by a corporation, your Ballot must be executed by an officer. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

2.                                      If you voted to reject the Plan, review the opt-in election disclosure in Item 3 of the Ballot, and determine whether you will check the box to opt into the Plan’s release provisions by checking the box in Item 3.

3.                                      To have your vote counted, you must complete, sign and return this Ballot to your Nominee prior to the Voting Deadline. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE OR OTHER INSTRUCTIONS FROM YOUR NOMINEE, PLEASE ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO PROCESS YOUR VOTE ON A MASTER BALLOT AND RETURN THE MASTER BALLOT SO THAT IT IS ACTUALLY RECEIVED BY THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE.

4.                                      A properly completed, executed and timely-returned Ballot that either (a) indicates both an acceptance and rejection of the Plan, or (b) fails to indicate either an acceptance or rejection of the Plan will not be counted.

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5.                                      If you hold Claims in more than one voting Class under the Plan, you should receive a ballot for each such category of Claims, coded by Class number and description, and a set of solicitation materials with respect to each such Claim. Each ballot you receive is for voting only your Claim described in that ballot. Please complete and return each ballot you receive. The attached Ballot is designated only for voting Class 6B Other General Unsecured Claims related to the Convertible Notes.

6.                                      You must vote all your Claims within a single Class under the Plan either to accept or reject the Plan. If you hold your Class 6B Other General Unsecured Claims through more than one Nominee, you must execute a separate ballot for each block of Convertible Notes; provided, however, that you must vote all of your Class 6B Other General Unsecured Claims in the same manner (i.e., to either accept or reject the Plan). Accordingly, a ballot (or multiple ballots with respect to Claims within a single Class) that partially rejects and partially accepts the Plan will not be counted.

7.                                      If you cast more than one Ballot voting the same Claim prior to the Voting Deadline, the last valid Ballot timely received shall be deemed to reflect the voter’s intent and shall supersede and revoke any earlier received Ballot. If you simultaneously cast inconsistent duplicate Ballots with respect to the same Claim, such Ballots shall not be counted.

8.                                      Any Ballot that is illegible or that contains insufficient information to permit the identification of the claimant will not be counted.

9.                                      This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a Claim or an Interest.

10.                               It is important that you vote. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and one-half in number of the Claims in each impaired Class who vote on the Plan and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code (the “Bankruptcy Code”). The votes of Claims actually voted in your Class will bind both those who vote and those who do not vote. If the requisite acceptances are not obtained, the Bankruptcy Court nonetheless may confirm the Plan if it finds that the Plan: (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes voting to reject the Plan; and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

11.                               This Ballot is not a letter of transmittal and may not be used for any purposes other than to cast a vote to accept or reject the Plan. Holders should not surrender, at this time, certificates (if any) representing their securities. No party will accept delivery of any such certificates surrendered together with this Ballot.

12.                               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT OR OTHER SOLICITATION MATERIALS APPROVED BY THE BANKRUPTCY COURT, INCLUDING, WITHOUT LIMITATION, THE DISCLOSURE STATEMENT.

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13.                               PLEASE RETURN YOUR BALLOT TO YOUR NOMINEE PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE PROCEDURES GENERALLY, OR IF YOU NEED ADDITIONAL COPIES OF THE BALLOT OR OTHER ENCLOSED MATERIALS, PLEASE CONTACT YOUR NOMINEE, OR PRIME CLERK AT 844-627-5368 OR FOR INTERNATIONAL CALLS AT 347-292-3524 OR VIA EMAIL AT AEGERIONBALLOTS@PRIMECLERK.COM.

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

BALLOT FOR CLASS 6B (OTHER GENERAL UNSECURED CLAIMS) FOR

ACCEPTING OR REJECTING THE DEBTORS’ FIRST AMENDED

JOINT CHAPTER 11 PLAN

TO BE COUNTED, YOUR VOTE MUST BE ACTUALLY RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019, AT 4:00 P.M. (PREVAILING EASTERN TIME).

This ballot (the “Ballot”) is being submitted to you by Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. as debtors and debtors in possession in the above-captioned cases (the “Debtors”) to solicit your vote to accept or reject the Debtors’ First Amended Joint Chapter 11 Plan [Docket No. 180] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Plan”).(2)

The Bankruptcy Court has approved the Debtors’ Disclosure Statement for First Amended Joint Chapter 11 Plan [Docket No. 182] (including all exhibits thereto and as may be further amended, modified or supplemented from time to time, the “Disclosure Statement”). The Disclosure Statement describes the Plan and provides information to assist you in deciding how to vote your Ballot. Bankruptcy Court approval of the Disclosure Statement does not indicate Bankruptcy Court approval of the Plan.

If you do not have a Disclosure Statement, you may obtain a copy free of charge on the dedicated webpage of Prime Clerk LLC, the Debtors’ court-approved solicitation agent (the “Solicitation Agent”) in these cases, at http://primeclerk.com/aegerion. A copy of the Disclosure Statement is also available: (a) at the Office of the Clerk of the Bankruptcy Court; (b) on the Bankruptcy Court’s website, http://www.nysb.uscourts.gov (a PACER account is required); (c) upon written request to the Solicitation Agent at Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central, 60 East 42nd Street, Suite 1440, New

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 Capitalized terms used in this Ballot that are not otherwise defined herein have the meanings given to them in the Plan.

York, NY 10165; or (d) by contacting the Solicitation Agent via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at aegerionballots@primeclerk.com.

IMPORTANT

You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your Claim has been placed in Class 6B Other General Unsecured Claims under the Plan. If you hold Claims in more than one Class under the Plan, you will receive a ballot for each Class in which you are entitled to vote.

If your Ballot is not actually received by the Balloting Agent on or before August 15, 2019 at 4:00 p.m. (prevailing Eastern Time), and such deadline is not extended, your vote will not count as either an acceptance or rejection of the Plan.

If the Plan is confirmed by the Bankruptcy Court it will be binding on you whether or not you vote.

Your receipt of this Ballot and the enclosed tax form does not signify that your Claim(s) has been or will be Allowed. The Debtors reserve all rights to dispute such Claim(s).

You may return your Ballot either (a) through Prime Clerk’s E-Ballot platform, located at http://cases.primeclerk.com/aegerion, or (b) by sending it and the enclosed tax form in the return envelope provided in your package to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

If you submit your vote through the E-Ballot platform, you should not return a paper ballot. However, please return the enclosed tax form regardless of whether you vote through the E-Ballot platform as this will assist the Debtors in effectuating distributions to the extent you have an Allowed Claim.

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HOW TO VOTE ONLINE THROUGH PRIME CLERK’S E-BALLOT PLATFORM

You may submit your ballot electronically by clicking on the “Submit E-Ballot” section on the Solicitation Agent’s website for these cases, located at http://cases.primeclerk.com/aegerion, and following the directions set forth on the website regarding submitting your E-Ballot as described more fully below.

1.                                      Please visit the Debtors’ voting website at http://cases.primeclerk.com/aegerion.

2.                                      Click on the “E-Ballot” section of the Debtors’ voting website.

3.                                      Follow the directions to submit your E-Ballot. If you choose to submit your Ballot via Prime Clerk’s E-Ballot system, you should not return a hard copy of your Ballot.

IMPORTANT NOTE: YOU WILL NEED THE FOLLOWING INFORMATION TO RETRIEVE AND SUBMIT YOUR CUSTOMIZED E-BALLOT:

UNIQUE E-BALLOT ID#

PLEASE CHOOSE ONLY ONE METHOD OF RETURN FOR YOUR BALLOT. IF YOU CAST BOTH AN E-BALLOT AND A PAPER BALLOT WITH RESPECT TO THE SAME CLAIM, THE PAPER BALLOT WILL NOT BE COUNTED.

“E-BALLOTING” IS THE SOLE MANNER IN WHICH BALLOTS MAY BE DELIVERED VIA ELECTRONIC TRANSMISSION.

BALLOTS SUBMITTED BY FACSIMILE OR EMAIL WILL NOT BE COUNTED UNLESS APPROVED BY THE DEBTORS.

PLEASE RETURN THE ENCLOSED TAX FORM REGARDLESS OF WHETHER YOU VOTE THROUGH THE E-BALLOT PLATFORM AS THIS WILL ASSIST THE DEBTORS IN EFFECTUATING DISTRIBUTIONS TO THE EXTENT YOU HAVE AN ALLOWED CLAIM.

ACCEPTANCE OR REJECTION OF THE PLAN

Item 1.         Vote Amount.

For purposes of voting to accept or reject the Plan, as of 5:00 p.m. (prevailing Eastern Time) on July 11, 2019 (the “Voting Record Date”), the undersigned (the “Claimant”) was a holder of a Class 6B Other General Unsecured Claim in the aggregate amount set forth below.

$

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Item 2.         Vote on Plan.

CHECK ONE BOX ONLY

☐                                    ACCEPTS (votes FOR) the Plan.

☐                                    REJECTS (votes AGAINST) the Plan.

IMPORTANT INFORMATION REGARDING THE RELEASES

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. In determining how to cast your vote on the Plan, it is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Releases by the Debtors. Except as otherwise provided in the Plan or the Confirmation Order, as of the Effective Date, the Debtors, as, debtors in possession, and any person seeking

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Committee and each of its current and former members solely in their capacity as members of the Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts, funds or funds under common management; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns, in each case solely in their capacity as such; provided, however, that former directors, officers and employees of the Debtors shall not be deemed Released Parties; provided further that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by this Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of this Plan.

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to exercise the rights of the Debtors’ Estates, including without limitation, any successor to the Debtors or any representative of the Debtors’ Estates appointed or selected pursuant to sections 1103, 1104 or 1123(b)(3) of the Bankruptcy Code or under chapter 7 of the Bankruptcy Code, shall be deemed to forever release, waive and discharge all claims (as such term “claim” is defined in section 101(5) of the Bankruptcy Code), obligations, suits, judgments, damages, demands, debts, rights, causes of action (including, but not limited to, the Causes of Action) and liabilities (other than the rights of the Debtors to enforce the Plan and the contracts, instruments, releases and other agreements or documents delivered thereunder) against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act, omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the purchase, sale or rescission of the purchase or sale of any security of the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the parties released pursuant to this Section 12.6, the Chapter 11 Cases, the RSA, the DIP Financing Agreement, the Plan Funding Agreement, or the Plan or the Disclosure Statement, and that could have been asserted by or on behalf of the Debtors or their Estates, whether directly, indirectly, derivatively or in any representative or any other capacity; provided, however, that in no event shall anything in this Section 12.06(a) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases in the Plan, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims released by the releases in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after reasonable investigation by the Debtors and after notice and opportunity for hearing; and (6) a bar to any of the Debtors asserting any claim released by the releases in the Plan against any of the Released Parties.

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied in the Plan for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a

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result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in this Section 12.06(b) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases in the Plan against any of the Released Parties.

Notwithstanding anything to the contrary contained in the Plan: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in this Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (a) the Internal Revenue Code or any state, city or municipal tax code, (b) any criminal laws of the United States or any state, city or municipality, or (c) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in this Section 12.06 shall not release any (a) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (b) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, (c) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court, and (d) any Unimpaired Claims unless and until holders of Unimpaired Claims have received payment on account of such Claims that render such claims Unimpaired in accordance with the Plan.

Notwithstanding any language to the contrary contained in this Disclosure Statement, Plan, and/or the Confirmation Order, no provision of the Plan or the Confirmation Order shall (i) preclude the SEC from enforcing its police or regulatory powers; or (ii) enjoin, limit, impair, or delay the SEC from commencing or continuing any claims, causes of action, proceedings or investigations against any non-Debtor person or non-Debtor entity in any forum.

As to any Governmental Unit (as defined in section 101(27) of the Bankruptcy Code), nothing in the Plan, Plan Documents, or Confirmation Order shall limit or expand the scope of discharge, release or injunction to which the Debtors or Reorganized Debtors are entitled under the Bankruptcy Code, if any. The discharge, release, and injunction provisions

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contained in the Plan, Plan Documents, or Confirmation Order are not intended and shall not be construed to bar any Governmental Unit from, subsequent to the Confirmation Order, pursuing any police or regulatory action.

Accordingly, notwithstanding anything contained in the Plan, Plan Documents, or Confirmation Order to the contrary, nothing in the Plan or Confirmation Order shall discharge, release, impair or otherwise preclude: (1) any liability to any Governmental Unit that is not a “claim” within the meaning of section 101(5) of the Bankruptcy Code; (2) any Claim of any Governmental Unit arising on or after the Confirmation Date; (3) any valid right of setoff or recoupment of any Governmental Unit against any of the Debtors; or (4) any liability of the Debtors or Reorganized Debtors under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property that such entity owns, operates or leases after the Confirmation Date. Nor shall anything in the Plan, Plan Documents, or Confirmation Order: (i) enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence; or (ii) divest any court, commission, or tribunal of jurisdiction to determine whether any liabilities asserted by any Governmental Unit are discharged or otherwise barred by the Plan, Plan Documents, Confirmation Order, or the Bankruptcy Code.

Moreover, nothing in the Plan, Plan Documents, or Confirmation Order shall release or exculpate any non-debtor, including any Released Parties and/or exculpated parties, from any liability to any Governmental Unit, including but not limited to any liabilities arising under the Internal Revenue Code, the environmental laws, or the criminal laws against the Released Parties and/or exculpated parties, nor shall anything in the Plan, Plan Documents, or Confirmation Order enjoin any Governmental Unit from bringing any claim, suit, action or other proceeding against any non-Debtor for any liability whatsoever; provided, however, that the foregoing sentence shall not limit the scope of discharge granted to the Debtors under sections 524 and 1141 of the Bankruptcy Code.

Nothing contained in the Plan, Plan Documents, or Confirmation Order shall be deemed to determine the tax liability of any person or entity, including but not limited to the Debtors and the Reorganized Debtors, nor shall the Plan, Plan Documents, or Confirmation Order be deemed to have determined the federal and/or state tax treatment of any item, distribution, or entity, including the federal and/or state tax consequences of the Plan and/or Plan Documents, nor shall anything in the Plan, Plan Documents, or Confirmation Order be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal and/or state tax liability and federal and/or state tax treatment except as provided under 11 U.S.C. § 505.

Article X of the Plan regarding Executory Contracts and Unexpired Leases, and Section 7.8 of the Plan regarding Cancellation of Existing Securities and Agreements, shall not apply to the Government Settlement Agreements. The Government Settlement Agreements shall be unimpaired by the Plan, Plan Documents, and Confirmation Order, and shall remain obligations of the Debtors and/or the Reorganized Debtors, and all rights, obligations, and duties under the Government Settlement Agreements shall be preserved as if the Debtors’ bankruptcy cases were never filed. All Governmental Units reserve all rights with respect to the Government Settlement Agreements, and nothing contained in the Plan, Plan Documents,

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or Confirmation Order shall discharge, release, impair, or otherwise preclude any liability to any Governmental Unit arising from or relating to the Government Settlement Agreements. Any amounts owed to Governmental Units under the Government Settlement Agreements shall be paid in full when due in the ordinary course and nothing in the Plan, Plan Documents, or Confirmation Order shall be interpreted to set cure amounts, authorize the assignment or rejection of any Government Settlement Agreement, or require any Governmental Unit to approve of and consent to the assignment of any Government Settlement Agreement. The Debtors and Reorganized Debtors expressly agree that any provisions regarding default in the Government Settlement Agreements shall continue to apply as set forth in those agreements, irrespective of any provisions of the Plan, Plan Documents, and Confirmation Order. For the avoidance of doubt, nothing contained in the Plan, Plan Documents, or Confirmation Order shall divest any court, commission, or tribunal of jurisdiction over any matters related to the Government Settlement Agreements, or confer on the Bankruptcy Court jurisdiction over any matter related to the Government Settlement Agreements. Notwithstanding anything to the contrary in this paragraph, the provisions of this paragraph are subject to the provisions of Section 5.5 of the Plan regarding acceleration or increase of the monetary obligations under the Government Settlement Agreements.

The governmental units that are parties to the Government Settlement Agreements have not at this time sought to accelerate or increase payments under those agreements as a result of the filing of these Chapter 11 Cases or the consummation of the transactions contemplated by the Plan and the Plan Documents. The Debtors and certain of the governmental units that are parties to the Government Settlement Agreements are in discussions regarding the intentions of those parties regarding acceleration of the Debtors’ payment obligations under the Government Settlement Agreements. The Debtors and these parties to the Government Settlement Agreements anticipate reaching resolution on this issue before the Plan is confirmed.

Item 3.         Opt-In Election (for holders of Class 6B Other General Unsecured Claims that abstain from voting or vote to REJECT the Plan only)

If you did not vote to accept the Plan in Item 2, either because you abstained from voting on the Plan or voted to reject the Plan, you are still entitled to opt into the releases set forth in Article XII of the Plan by making such election below. DO NOT COMPLETE THE FOLLOWING ELECTION IF YOU VOTED TO ACCEPT THE PLAN IN ITEM 2. PURSUANT TO THE TERMS OF THE PLAN, IF YOU VOTE TO ACCEPT THE PLAN YOU WILL BE DEEMED TO HAVE CONSENTED TO THE RELEASES SET FORTH IN ARTICLE XII OF THE PLAN.

☐                                    The undersigned elects to grant (OPTS IN TO) the Releases set forth in Section 12.6 of the Plan.

Item 4.         Certification.

By signing this Ballot, the undersigned Claimant hereby certifies that: (a) on the Voting Record Date, it was the holder of the Class 6B Other General Unsecured Claim to which this Ballot pertains (or an authorized signatory for such holder); (b) it has full power and authority

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to vote to accept or reject the Plan; and (c) it had received a copy of the Disclosure Statement (including all exhibits thereto) and other solicitation materials. The undersigned understands that an otherwise properly completed, executed and timely-returned Ballot that does not indicate either acceptance or rejection of the Plan or indicates both acceptance and rejection of the Plan will not be counted. By signing this Ballot, the undersigned is also certifying that its vote on the Plan is subject to all the terms and conditions set forth in the Plan and the Disclosure Statement.

Name of Claimant:

Signature:

Name (if different from Claimant):

Title (if corporation or partnership)

Address:

Dated:

Email:

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED IN THIS BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH BELOW CAREFULLY. PLEASE (A) SUBMIT YOUR BALLOT ELECTRONICALLY THROUGH THE SOLICITATION AGENT’S E-BALLOT PLATFORM, LOCATED AT HTTP://CASES.PRIMECLERK.COM/AEGERION AND RETURN YOUR TAX FORM TO THE SOLICITATION AGENT, OR (B) COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT BY MAIL, HAND DELIVERY OR OVERNIGHT COURIER SO THAT IT IS RECEIVED BY THE SOLICITATION AGENT BY AUGUST 15, 2019 AT 4:00 P.M. (PREVAILING EASTERN TIME).

VOTING INSTRUCTIONS

1.                                      In order for your vote to count, you must:

(i)            In the boxes provided in Item 2 of the Ballot, indicate either acceptance or rejection of the Plan by checking the appropriate box; and

(ii)           Review and sign the certifications in Item 4 of the Ballot. Please be sure to sign and date your Ballot. Your original signature is required if you are voting by paper ballot in order for your vote to be counted. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing, and if requested, provide proof of your authorization to so sign. In addition, please provide your name and mailing address if different from that set

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forth on the attached mailing label or if no such mailing label is attached to the Ballot.

2.                                      If you abstained from voting or voted to reject the Plan, review the opt-in election disclosure in Item 3 of the Ballot, and determine whether you will check the box to opt into the Plan’s release provisions by checking the box in Item 3.

3.                                      To have your vote counted, you must (a) submit your ballot electronically through the Solicitation Agent’s E-Ballot platform, located at http://cases.primeclerk.com/aegerion, or (b) complete, sign and return this paper Ballot so that it is actually received by the Solicitation Agent not later than 4:00 p.m. (prevailing Eastern Time) on August 15, 2019. A PREPAID ENVELOPE ADDRESSED TO THE SOLICITATION AGENT IS ENCLOSED FOR YOUR CONVENIENCE. Return the completed Ballot and your tax form to:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

4.                                      DO NOT SUBMIT YOUR BALLOT BY FAX OR EMAIL. A ballot submitted by facsimile or email will not be counted unless approved by the Debtors.

5.                                      A properly completed, executed and timely-returned Ballot that either (a) indicates both an acceptance and rejection of the Plan, or (b) fails to indicate either an acceptance or rejection of the Plan will not be counted.

6.                                      If you hold Claims in more than one voting Class under the Plan, you should receive a ballot for each such category of Claims, coded by Class number and description, and a set of solicitation materials with respect to each such Claim. Each ballot you receive is for voting only your Claim described in that ballot. Please complete and return each ballot you receive. The attached Ballot is designated only for voting Class 6B Other General Unsecured Claims.

7.                                      You must vote all your Claims within a single Class under the Plan either to accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially rejects and partially accepts the Plan will not be counted.

8.                                      If you cast more than one Ballot voting the same Claim prior to the Voting Deadline, the last valid Ballot timely received shall be deemed to reflect the voter’s intent and shall

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supersede and revoke any earlier received Ballot. If you simultaneously cast inconsistent duplicate Ballots with respect to the same Claim, such Ballots shall not be counted.

9.                                      Any Ballot that is illegible or that contains insufficient information to permit the identification of the claimant will not be counted.

10.                               This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a Claim or an Interest.

11.                               Subject to the requirements of, and compliance with, Bankruptcy Rule 3018, if you have delivered a valid Ballot for the acceptance or rejection of the Plan, you may withdraw such acceptance or rejection by delivering a written notice of withdrawal to the Balloting Agent at any time prior to the Voting Deadline. A notice of withdrawal to be valid, must (i) describe the Claim, (ii) be signed by the creditor in the same manner as the Ballot was originally signed, and (iii) be received by the Balloting Agent on or before the Voting Deadline. The Debtors reserve the absolute right to contest the validity of any such withdrawals of Ballots.

12.                               It is important that you vote. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and one-half in number of the Claims in each impaired Class who vote on the Plan and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code (the “Bankruptcy Code”). The votes of Claims actually voted in your Class will bind both those who vote and those who do not vote. If the requisite acceptances are not obtained, the Bankruptcy Court nonetheless may confirm the Plan if it finds that the Plan: (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes voting to reject the Plan; and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

13.                               This Ballot is not a letter of transmittal and may not be used for any purposes other than to cast a vote to accept or reject the Plan. Holders should not surrender, at this time, certificates (if any) representing their securities. No party will accept delivery of any such certificates surrendered together with this Ballot.

14.                               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT OR OTHER SOLICITATION MATERIALS APPROVED BY THE BANKRUPTCY COURT, INCLUDING, WITHOUT LIMITATION, THE DISCLOSURE STATEMENT.

15.                               PLEASE RETURN YOUR BALLOT AND TAX FORM PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE PROCEDURES GENERALLY, OR IF YOU NEED ADDITIONAL COPIES OF THE BALLOT OR OTHER ENCLOSED MATERIALS, PLEASE CONTACT YOUR NOMINEE, OR PRIME CLERK AT 844-627-5368 OR FOR INTERNATIONAL CALLS AT 347-292-3524.

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

NOTICE OF (I) APPROVAL OF DISCLOSURE STATEMENT,

(II) HEARING TO CONSIDER CONFIRMATION OF THE PLAN, AND

(III) DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION OF THE PLAN

TO:                   ALL UNIMPAIRED CREDITORS OF THE DEBTORS: HOLDERS OF CLASS 1 (PRIORITY NON-TAX CLAIMS), CLASS 2 (OTHER SECURED CLAIMS), CLASS 5 (GOVERNMENT SETTLEMENT CLAIMS), AND CLASS 6A (ONGOING TRADE CLAIMS)

PLEASE TAKE NOTICE OF THE FOLLOWING:

APPROVAL OF DISCLOSURE STATEMENT

1.                                      By order dated July 11, 2019, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Disclosure Statement”) as containing “adequate information” within the meaning of section 1125 of title 11 of the United States Code (the “Bankruptcy Code”).

CONFIRMATION HEARING

2.                                      Commencing on September 5, 2019 at 10:00 a.m. (prevailing Eastern Time), or as soon thereafter as counsel may be heard, a hearing (the “Confirmation Hearing”) will be held before the Honorable Martin Glenn, United States Bankruptcy Judge, in Courtroom 523 at the United States Bankruptcy Court for the Southern District of New York, 1 Bowling Green,New York, New York 10004 to consider confirmation of the Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Plan”).(2) The Confirmation Hearing may be adjourned from time to time without further notice to creditors or other parties in interest, other than by an announcement of

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 All capitalized terms used but not defined herein have the meanings given them in the Plan.

such an adjournment in open court at the Confirmation Hearing or any adjournment thereof or the filing of a notice or other appropriate filing with the Bankruptcy Court. The Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Plan and other applicable law, without further notice, prior to or as a result of the Confirmation Hearing.

ENTITLEMENT TO VOTE ON THE PLAN

3.                                      In accordance with the terms of the Plan and the Bankruptcy Code, only holders of claims against the debtors and debtors in possession in the above-captioned cases (collectively, the “Debtors”) that are impaired by and will receive a distribution under the Plan are entitled to vote on the Plan. However, holders of claims that are unimpaired by the Plan are deemed to have accepted the Plan and are not entitled to vote on the Plan.

4.                                      5:00 p.m. (prevailing Eastern Time) on July 11, 2019 has been established by the Bankruptcy Court as the record date for determining the creditors and interest holders entitled to receive solicitation or notice materials.

5.                                      You are receiving this Notice because you have been identified as holding a claim that is unimpaired. Therefore, you are deemed to accept the Plan and are not entitled to vote on the Plan.

IMPORTANT INFORMATION REGARDING THE RELEASES

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. It is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Committee and each of its current and former members solely in their capacity as members of the Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts, funds or funds under common management; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns, in each case solely in their capacity as such; provided, however, that former directors, officers and employees of the Debtors shall not be deemed Released Parties; provided further that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by the Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of the Plan.

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Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied in the Plan for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in this Section 12.06(b) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases in the Plan against any of the Released Parties.

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Notwithstanding anything to the contrary contained in the Plan: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in this Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (a) the Internal Revenue Code or any state, city or municipal tax code, (b) any criminal laws of the United States or any state, city or municipality, or (c) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in this Section 12.06 shall not release any (a) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (b) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, (c) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court, and (d) any Unimpaired Claims unless and until holders of Unimpaired Claims have received payment on account of such Claims that render such claims Unimpaired in accordance with the Plan.

Notwithstanding any language to the contrary contained in this Disclosure Statement, Plan, and/or the Confirmation Order, no provision of the Plan or the Confirmation Order shall (i) preclude the SEC from enforcing its police or regulatory powers; or (ii) enjoin, limit, impair, or delay the SEC from commencing or continuing any claims, causes of action, proceedings or investigations against any non-Debtor person or non-Debtor entity in any forum.

As to any Governmental Unit (as defined in section 101(27) of the Bankruptcy Code), nothing in the Plan, Plan Documents, or Confirmation Order shall limit or expand the scope of discharge, release or injunction to which the Debtors or Reorganized Debtors are entitled under the Bankruptcy Code, if any. The discharge, release, and injunction provisions contained in the Plan, Plan Documents, or Confirmation Order are not intended and shall not be construed to bar any Governmental Unit from, subsequent to the Confirmation Order, pursuing any police or regulatory action.

Accordingly, notwithstanding anything contained in the Plan, Plan Documents, or Confirmation Order to the contrary, nothing in the Plan or Confirmation Order shall discharge, release, impair or otherwise preclude: (1) any liability to any Governmental Unit that is not a “claim” within the meaning of section 101(5) of the Bankruptcy Code; (2) any Claim of any Governmental Unit arising on or after the Confirmation Date; (3) any valid right of setoff or recoupment of any Governmental Unit against any of the Debtors; or (4) any liability of the Debtors or Reorganized Debtors under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property that such entity owns, operates or leases after the Confirmation Date. Nor shall anything in the Plan, Plan Documents, or Confirmation Order: (i) enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence; or (ii) divest any court, commission, or tribunal of jurisdiction to determine whether any liabilities asserted by any Governmental Unit are discharged or otherwise barred by the Plan, Plan Documents, Confirmation Order, or the Bankruptcy Code.

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Moreover, nothing in the Plan, Plan Documents, or Confirmation Order shall release or exculpate any non-debtor, including any Released Parties and/or exculpated parties, from any liability to any Governmental Unit, including but not limited to any liabilities arising under the Internal Revenue Code, the environmental laws, or the criminal laws against the Released Parties and/or exculpated parties, nor shall anything in the Plan, Plan Documents, or Confirmation Order enjoin any Governmental Unit from bringing any claim, suit, action or other proceeding against any non-Debtor for any liability whatsoever; provided, however, that the foregoing sentence shall not limit the scope of discharge granted to the Debtors under sections 524 and 1141 of the Bankruptcy Code.

Nothing contained in the Plan, Plan Documents, or Confirmation Order shall be deemed to determine the tax liability of any person or entity, including but not limited to the Debtors and the Reorganized Debtors, nor shall the Plan, Plan Documents, or Confirmation Order be deemed to have determined the federal and/or state tax treatment of any item, distribution, or entity, including the federal and/or state tax consequences of the Plan and/or Plan Documents, nor shall anything in the Plan, Plan Documents, or Confirmation Order be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal and/or state tax liability and federal and/or state tax treatment except as provided under 11 U.S.C. § 505.

Article X of the Plan regarding Executory Contracts and Unexpired Leases, and Section 7.8 of the Plan regarding Cancellation of Existing Securities and Agreements, shall not apply to the Government Settlement Agreements. The Government Settlement Agreements shall be unimpaired by the Plan, Plan Documents, and Confirmation Order, and shall remain obligations of the Debtors and/or the Reorganized Debtors, and all rights, obligations, and duties under the Government Settlement Agreements shall be preserved as if the Debtors’ bankruptcy cases were never filed. All Governmental Units reserve all rights with respect to the Government Settlement Agreements, and nothing contained in the Plan, Plan Documents, or Confirmation Order shall discharge, release, impair, or otherwise preclude any liability to any Governmental Unit arising from or relating to the Government Settlement Agreements. Any amounts owed to Governmental Units under the Government Settlement Agreements shall be paid in full when due in the ordinary course and nothing in the Plan, Plan Documents, or Confirmation Order shall be interpreted to set cure amounts, authorize the assignment or rejection of any Government Settlement Agreement, or require any Governmental Unit to approve of and consent to the assignment of any Government Settlement Agreement. The Debtors and Reorganized Debtors expressly agree that any provisions regarding default in the Government Settlement Agreements shall continue to apply as set forth in those agreements, irrespective of any provisions of the Plan, Plan Documents, and Confirmation Order. For the avoidance of doubt, nothing contained in the Plan, Plan Documents, or Confirmation Order shall divest any court, commission, or tribunal of jurisdiction over any matters related to the Government Settlement Agreements, or confer on the Bankruptcy Court jurisdiction over any matter related to the Government Settlement Agreements. Notwithstanding anything to the contrary in this paragraph, the provisions of this paragraph are subject to the provisions of Section 5.5 of the Plan regarding acceleration or increase of the monetary obligations under the Government Settlement Agreements.

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The governmental units that are parties to the Government Settlement Agreements have not at this time sought to accelerate or increase payments under those agreements as a result of the filing of these Chapter 11 Cases or the consummation of the transactions contemplated by the Plan and the Plan Documents. The Debtors and certain of the governmental units that are parties to the Government Settlement Agreements are in discussions regarding the intentions of those parties regarding acceleration of the Debtors’ payment obligations under the Government Settlement Agreements. The Debtors and these parties to the Government Settlement Agreements anticipate reaching resolution on this issue before the Plan is confirmed.

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HOW TO OPT INTO THE RELEASES BY MAIL

1.              If you wish to make an election to opt into the Releases contained in section 12.6(b) of the Plan set forth above, check the box in Item 1 below.

2.              Review the certifications contained in Item 2 below.

3.              Sign and date this Notice of Non-Voting Status and Opt-In Form and fill out the other required information in the applicable area below.

4.              In order for your election to opt into the Releases by mail to be counted, your Notice of Non-Voting Status and Opt-In Form must be properly completed and actually received by the Debtors’ solicitation agent, Prime Clerk LLC (the “Solicitation Agent”), no later than August 15, 2019, at 4:00 p.m. (prevailing Eastern Time). You may use the postage-paid envelope provided or send your Notice of Non-Voting Status and Opt-In Form to the following address:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10022

HOW TO OPT IN TO THE RELEASES ONLINE

You may submit your ballot electronically by clicking on the “Submit E-Ballot” section on the Solicitation Agent’s website for these cases, located at http://cases.primeclerk.com/aegerion, and following the directions set forth on the website regarding submitting your E-Ballot as described more fully below.

1.                                      Please visit the Debtors’ voting website at http://cases.primeclerk.com/aegerion.

2.                                      Click on the “E-Ballot” section of the Debtors’ voting website.

3.                                      Follow the directions to submit your Notice of Non-Voting Status and Opt-In Form. If you choose to submit your Notice of Non-Voting Status and Opt-In Form via Prime Clerk’s E-Ballot system, you should not return a hard copy of your Notice of Non-Voting Status and Opt-In Form.

E-Ballot ID:

“E-BALLOTING” IS THE SOLE MANNER IN WHICH NOTICES OF NON-VOTING STATUS AND OPT-IN FORMS MAY BE DELIVERED VIA ELECTRONIC TRANSMISSION.

NOTICES OF NON-VOTING STATUS AND OPT-IN FORMS SUBMITTED BY FACSIMILE OR EMAIL WILL NOT BE COUNTED.

Item 1.         Release.

PLEASE TAKE NOTICE THAT YOU MAY CHECK THE BOX BELOW TO OPT INTO THE RELEASE PROVISIONS CONTAINED IN SECTION 12.6(b) OF THE

7

PLAN AND SET FORTH ABOVE. IF YOU OPT INTO THE RELEASE PROVISIONS BY CHECKING THE BOX BELOW AND PROPERLY AND TIMELY SUBMITTING THIS NOTICE OF NON-VOTING STATUS AND OPT-IN FORM, YOU WILL BE DEEMED TO HAVE UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASED AND DISCHARGED THE RELEASED PARTIES AS SET FORTH IN SECTION 12.6(b) OF THE PLAN.

☐                                    OPT IN TO RELEASE.

Item 2.         Certification.

By returning this Notice of Non-Voting Status and Opt-In Form, the holder of the unimpaired Claim(s) identified below certifies that (a) it was the holder of the unimpaired Claim(s) as of the Record Date and/or it has full power and authority to opt into the Release for the unimpaired Claim(s) identified below with respect to such unimpaired Claim(s), and (b) it understands the scope of the Releases.

Name of Holder:
(Print or Type)
Signature:

Name of Signatory:
(If other than Holder)
Title:

Address:

Phone Number:

Email:

Date Completed:

DEADLINE FOR OBJECTIONS TO CONFIRMATION OF THE PLAN

6.                                      Objections, if any, to confirmation of the Plan, including any supporting memoranda, must be in writing, filed with the Clerk of the Bankruptcy Court, together with proof of service, at 1 Bowling Green, New York, New York 10004, or electronically using the Bankruptcy Court’s Case Management/Electronic Case File (“CM/ECF”) System at https://ecf.nysb.uscourts.gov (a CM/ECF password will be required), in each case, with a hard copy delivered to the Judge’s Chambers, and must: (a) state the name and address of the

8

objecting party and the amount of its claim or the nature of its interest in the Debtors’ chapter 11 cases; (b) state with particularity the provision or provisions of the Plan objected to and for any objection asserted, the legal and factual basis for such objections; (c) provide proposed language to remedy any objection asserted, if possible; and (d) be served by hand delivery or in a manner as will cause such objection to be received on or before August 22, 2019 4:00 p.m. (prevailing Eastern Time), by: (i) Aegerion Pharmaceuticals, Inc., 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142 (Attn: John R. Castellano); (ii) counsel to the Debtors, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 (Attn: Paul V. Shalhoub, Esq. and Andrew S. Mordkoff, Esq.); (iii) counsel to those certain lenders under the Debtors’ debtor-in-possession financing facility, the Debtors’ prepetition secured bridge loan credit agreement and the Debtors’ 2% unsecured convertible notes, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, IL 60611 (Attn: Richard A. Levy, Esq.) and King & Spalding LLP, 444 West Lake Street, Suite 1650, Chicago, IL 60606 (Attn: Matthew L. Warren, Esq.); (iv) counsel to the Official Committee of Unsecured Creditors, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 (Attn: Kenneth H. Eckstein, Esq. and Rachael Ringer, Esq.); (v) counsel to the United States Trustee for Region 2, 201 Varick Street, Suite 1006, New York, NY 10014 (Attn: Benjamin J. Higgins, Esq. and Brian S. Masumoto, Esq.); (vi) counsel to Novelion Therapeutics Inc., Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018 (Attn: Gregory Fox, Esq. and Jacqueline Mercier, Esq.); and (vii) counsel to Amryt Pharma Plc, Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166 (Attn: Matthew J. Williams, Esq. and Jason Zachary Goldstein, Esq.). Any objections not filed and served as set forth above will be deemed waived.

COPIES OF THE PLAN AND DISCLOSURE STATEMENT

7.                                      The Disclosure Statement and the Plan are on file with the Clerk of the Bankruptcy Court, and copies of the same may be obtained by parties in interest free of charge on the dedicated webpage related to these cases of the Debtors’ Balloting Agent, Prime Clerk LLC (http://cases.primeclerk.com/aegerion). Copies of the Disclosure Statement are also available for inspection during regular business hours at the office of the Clerk of the Bankruptcy Court, 1 Bowling Green, New York, New York 10004. In addition, copies of the Disclosure Statement may be viewed on the internet at the Bankruptcy Court’s website (http://www.nysb.uscourts.gov) by following the directions for accessing the ECF system on such website. Hard copies of the Disclosure Statement will be made available upon request made to the Debtors’ Claims Agent, Prime Clerk LLC, in writing at the following address: Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central Place, 60 East 42nd Street, Suite 1440, New York, NY 10165, or via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at: aegerionballots@primeclerk.com.

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Dated: New York, New York
July 11, 2019

WILLKIE FARR & GALLAGHER LLP
Counsel for the Debtors and Debtors in Possession

787 Seventh Avenue
New York, New York 10019
(212) 728-8000

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
x
In re	:	Chapter 11
:
Aegerion Pharmaceuticals, Inc., et al.,(1)	:	Case No. 19-11632 (MG)
:
Debtors.	:	(Jointly Administered)
x

NOTICE OF (I) APPROVAL OF DISCLOSURE STATEMENT,

(II) HEARING TO CONSIDER CONFIRMATION OF THE PLAN, AND

(III) DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION OF THE PLAN

TO:                   ALL HOLDERS OF CLASS 7 (EXISTING SECURITIES LAW CLAIMS) AND CLASS 8 (EXISTING INTERESTS)

PLEASE TAKE NOTICE OF THE FOLLOWING:

APPROVAL OF DISCLOSURE STATEMENT

1.                                      By order dated July 11, 2019, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Disclosure Statement”) as containing “adequate information” within the meaning of section 1125 of title 11 of the United States Code (the “Bankruptcy Code”).

CONFIRMATION HEARING

2.                                      Commencing on September 5, 2019 at 10:00 a.m. (prevailing Eastern Time), or as soon thereafter as counsel may be heard, a hearing (the “Confirmation Hearing”) will be held before the Honorable Martin Glenn, United States Bankruptcy Judge, in Courtroom 523 at the United States Bankruptcy Court for the Southern District of New York, 1 Bowling Green, New York, New York 10004 to consider confirmation of the Debtors’ First Amended Joint Chapter 11 Plan (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Plan”).(2) The Confirmation Hearing may be adjourned from time to time without further notice to creditors or other parties in interest, other than by an announcement of such an adjournment in open court at the Confirmation Hearing or any adjournment thereof or the filing of a notice or other appropriate filing with the Bankruptcy Court. The Plan may be

(1)                                 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal taxpayer identification number are Aegerion Pharmaceuticals, Inc. (0116), and Aegerion Pharmaceuticals Holdings, Inc. (1331). The Debtors’ executive headquarters are located at 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

(2)                                 All capitalized terms used but not defined herein have the meanings given them in the Plan.

modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Plan and other applicable law, without further notice, prior to or as a result of the Confirmation Hearing.

ENTITLEMENT TO VOTE ON THE PLAN

3.                                      In accordance with the terms of the Plan and the Bankruptcy Code, only holders of claims against the debtors and debtors in possession in the above-captioned cases (collectively, the “Debtors”) that are impaired by and will receive a distribution under the Plan are entitled to vote on the Plan. However, holders of claims and interests that will receive no distribution under the Plan are deemed to have rejected the Plan and will not be entitled to vote on the Plan.

4.                                      5:00 p.m. (prevailing Eastern Time) on July 11, 2019 has been established by the Bankruptcy Court as the record date for determining the creditors and interest holders entitled to receive solicitation or notice materials.

5.                                      You are receiving this Notice because you have been identified as holding a claim or interest that is not receiving any distribution under the Plan. Therefore, you are deemed to reject the Plan and are not entitled to vote on the Plan.

IMPORTANT INFORMATION REGARDING THE RELEASES

Following confirmation, subject to Article XII of the Plan, the Plan will be substantially consummated on the Effective Date. Among other things, effective as of the Confirmation Date but subject to the occurrence of the Effective Date, certain release, injunction, exculpation and discharge provisions set forth in Article XII of the Plan will become effective. It is important to read the provisions contained in Article XII of the Plan very carefully so that you understand how confirmation and substantial consummation of the Plan — which effectuates such provisions — will affect you and any Claim(s) you may hold against the Debtors and/or certain other Released Parties specified in the Plan.(3)

(3)                                 As used herein and in the Plan, the term “Released Parties” means, collectively, and each solely in its capacity as such: (a) the Debtors, their respective non-Debtor subsidiaries, and the Reorganized Debtors; (b) Novelion; (c) the DIP Administrative Agent and the DIP Lenders; (d) the Bridge Loan Administrative Agent; (e) the Convertible Notes Trustee; (f) the Bridge Loan Lenders; (g) the Consenting Lenders; (h) the members of the Ad Hoc Group; (i) the Plan Investor; (j) the Committee and each of its current and former members solely in their capacity as members of the Committee; (k) each of such parties’ respective predecessors, successors, assigns, subsidiaries, owners, affiliates, managed accounts, funds or funds under common management; and (l) each of the foregoing parties’ (described in clauses (a)-(k)) respective current and former officers, directors, managers, managing members, employees, members, principals, shareholders, agents, advisory board members, management companies, fund advisors, partners, attorneys, financial advisors or other professionals or representatives, together with their successors and assigns, in each case solely in their capacity as such; provided, however, that former directors, officers and employees of the Debtors shall not be deemed Released Parties; provided further that such attorneys and professional advisors shall only include those that provided services related to the Chapter 11 Cases and the transactions contemplated by the Plan (and do not include the attorneys and law firms retained by the Debtors in the ordinary course of business during these Chapter 11 Cases); provided, further, that no Person shall be a Released Party if it objects to the releases provided for in Article XII of the Plan.

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Specifically, except as otherwise set forth in the Plan or Confirmation Order, the releases in Section 12.6 of the Plan (the “Releases”) bind (a) each holder of a Claim that voted to accept the Plan, (b) each Released Party, and (c) to the fullest extent permissible under applicable law, as such law may be extended or interpreted subject to the Effective Date, (i) all holders of a Claim who vote to reject the Plan and “opt in” to the Releases, (ii) all holders of a Claim or Interest who are not entitled to vote to accept or reject the Plan and “opt in” to the Releases, or (iii) all other holders of a Claim or Interest who elect to “opt in” to the Releases. The Releases provide for, among other things, the following:

Third Party Releases. Except as otherwise provided in the Plan, the Plan Funding Agreement or the Confirmation Order, on the Effective Date each Releasing Party, in consideration for the obligations of the Debtors under the Plan, the distributions under the Plan and other contracts, instruments, releases, agreements or documents executed and delivered in connection with the Plan, will be deemed to have consented to the Plan and the restructuring embodied in the Plan for all purposes and deemed to forever release, waive and discharge all claims (as such term is defined in section 101(5) of the Bankruptcy Code), including but not limited to any claim sounding in law or equity or asserting a tort, breach of any duty or contract, violations of the common law, any federal or state statute, any federal or state securities laws or otherwise, demands, debts, rights, causes of action (including without limitation, the Causes of Action) or liabilities (other than the right to enforce the obligations of any party under the Plan and the contracts, instruments, releases, agreements and documents delivered under or in connection with the Plan), including, without limitation, any claims for any such loss such holder may suffer, have suffered or be alleged to suffer as a result of the Debtors commencing the Chapter 11 Cases or as a result of the Plan being consummated, against any Released Party, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise that are based in whole or in part on any act or omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtors, the Reorganized Debtors, the Chapter 11 Cases, the Plan or the Disclosure Statement; provided, however, that in no event shall anything in this Section 12.06(b) be construed as a release of any Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order, for matters with respect to the Debtors and/or their affiliates. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the releases of holders of Claims and Interests, which includes by reference each of the related provisions and definitions contained in the Plan, and further, shall constitute the Bankruptcy Court’s finding that the releases in the Plan are: (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) a good faith settlement and compromise of the claims in the Plan; (3) in the best interests of the Debtors and all holders of Claims and Interests; (4) fair, equitable and reasonable; (5) given and made after notice and opportunity for hearing; and (6) a bar to any holder of a Claim or Interest asserting any Claim released by the releases in the Plan against any of the Released Parties.

Notwithstanding anything to the contrary contained in the Plan: (i) except to the extent permissible under applicable law, as such law may be extended or interpreted subsequent to the Effective Date, the releases provided for in this Section 12.06 of the Plan shall not release any non-Debtor entity from any liability arising under (a) the Internal Revenue Code or any

3

state, city or municipal tax code, (b) any criminal laws of the United States or any state, city or municipality, or (c) any environmental laws of the United States or any state, city or municipal tax code; and (ii) the releases set forth in this Section 12.06 shall not release any (a) claims, right, or Causes of Action for money borrowed from or owed to the Debtors by any of their directors, officers or former employees, as set forth in the Debtors’ books and records, (b) any claims against any Person to the extent such Person asserts a crossclaim, counterclaim and/or claim for setoff which seeks affirmative relief against a Debtor or any of its officers, directors, or representatives, (c) claims against any Person arising from or relating to such Person’s gross negligence, fraud, or willful misconduct, each as determined by a Final Order of the Bankruptcy Court, and (d) any Unimpaired Claims unless and until holders of Unimpaired Claims have received payment on account of such Claims that render such claims Unimpaired in accordance with the Plan.

Notwithstanding any language to the contrary contained in this Disclosure Statement, Plan, and/or the Confirmation Order, no provision of the Plan or the Confirmation Order shall (i) preclude the SEC from enforcing its police or regulatory powers; or (ii) enjoin, limit, impair, or delay the SEC from commencing or continuing any claims, causes of action, proceedings or investigations against any non-Debtor person or non-Debtor entity in any forum.

As to any Governmental Unit (as defined in section 101(27) of the Bankruptcy Code), nothing in the Plan, Plan Documents, or Confirmation Order shall limit or expand the scope of discharge, release or injunction to which the Debtors or Reorganized Debtors are entitled under the Bankruptcy Code, if any. The discharge, release, and injunction provisions contained in the Plan, Plan Documents, or Confirmation Order are not intended and shall not be construed to bar any Governmental Unit from, subsequent to the Confirmation Order, pursuing any police or regulatory action.

Accordingly, notwithstanding anything contained in the Plan, Plan Documents, or Confirmation Order to the contrary, nothing in the Plan or Confirmation Order shall discharge, release, impair or otherwise preclude: (1) any liability to any Governmental Unit that is not a “claim” within the meaning of section 101(5) of the Bankruptcy Code; (2) any Claim of any Governmental Unit arising on or after the Confirmation Date; (3) any valid right of setoff or recoupment of any Governmental Unit against any of the Debtors; or (4) any liability of the Debtors or Reorganized Debtors under police or regulatory statutes or regulations to any Governmental Unit as the owner, lessor, lessee or operator of property that such entity owns, operates or leases after the Confirmation Date. Nor shall anything in the Plan, Plan Documents, or Confirmation Order: (i) enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any liability described in the preceding sentence; or (ii) divest any court, commission, or tribunal of jurisdiction to determine whether any liabilities asserted by any Governmental Unit are discharged or otherwise barred by the Plan, Plan Documents, Confirmation Order, or the Bankruptcy Code.

Moreover, nothing in the Plan, Plan Documents, or Confirmation Order shall release or exculpate any non-debtor, including any Released Parties and/or exculpated parties, from any liability to any Governmental Unit, including but not limited to any liabilities arising under the Internal Revenue Code, the environmental laws, or the criminal laws against the Released Parties and/or exculpated parties, nor shall anything in the Plan, Plan Documents, or

4

Confirmation Order enjoin any Governmental Unit from bringing any claim, suit, action or other proceeding against any non-Debtor for any liability whatsoever; provided, however, that the foregoing sentence shall not limit the scope of discharge granted to the Debtors under sections 524 and 1141 of the Bankruptcy Code.

Nothing contained in the Plan, Plan Documents, or Confirmation Order shall be deemed to determine the tax liability of any person or entity, including but not limited to the Debtors and the Reorganized Debtors, nor shall the Plan, Plan Documents, or Confirmation Order be deemed to have determined the federal and/or state tax treatment of any item, distribution, or entity, including the federal and/or state tax consequences of the Plan and/or Plan Documents, nor shall anything in the Plan, Plan Documents, or Confirmation Order be deemed to have conferred jurisdiction upon the Bankruptcy Court to make determinations as to federal and/or state tax liability and federal and/or state tax treatment except as provided under 11 U.S.C. § 505.

Article X of the Plan regarding Executory Contracts and Unexpired Leases, and Section 7.8 of the Plan regarding Cancellation of Existing Securities and Agreements, shall not apply to the Government Settlement Agreements. The Government Settlement Agreements shall be unimpaired by the Plan, Plan Documents, and Confirmation Order, and shall remain obligations of the Debtors and/or the Reorganized Debtors, and all rights, obligations, and duties under the Government Settlement Agreements shall be preserved as if the Debtors’ bankruptcy cases were never filed. All Governmental Units reserve all rights with respect to the Government Settlement Agreements, and nothing contained in the Plan, Plan Documents, or Confirmation Order shall discharge, release, impair, or otherwise preclude any liability to any Governmental Unit arising from or relating to the Government Settlement Agreements. Any amounts owed to Governmental Units under the Government Settlement Agreements shall be paid in full when due in the ordinary course and nothing in the Plan, Plan Documents, or Confirmation Order shall be interpreted to set cure amounts, authorize the assignment or rejection of any Government Settlement Agreement, or require any Governmental Unit to approve of and consent to the assignment of any Government Settlement Agreement. The Debtors and Reorganized Debtors expressly agree that any provisions regarding default in the Government Settlement Agreements shall continue to apply as set forth in those agreements, irrespective of any provisions of the Plan, Plan Documents, and Confirmation Order. For the avoidance of doubt, nothing contained in the Plan, Plan Documents, or Confirmation Order shall divest any court, commission, or tribunal of jurisdiction over any matters related to the Government Settlement Agreements, or confer on the Bankruptcy Court jurisdiction over any matter related to the Government Settlement Agreements. Notwithstanding anything to the contrary in this paragraph, the provisions of this paragraph are subject to the provisions of Section 5.5 of the Plan regarding acceleration or increase of the monetary obligations under the Government Settlement Agreements.

The governmental units that are parties to the Government Settlement Agreements have not at this time sought to accelerate or increase payments under those agreements as a result of the filing of these Chapter 11 Cases or the consummation of the transactions contemplated by the Plan and the Plan Documents. The Debtors and certain of the governmental units that are parties to the Government Settlement Agreements are in discussions regarding the intentions of those parties regarding acceleration of the Debtors’ payment obligations under the

5

Government Settlement Agreements. The Debtors and these parties to the Government Settlement Agreements anticipate reaching resolution on this issue before the Plan is confirmed.

HOW TO OPT INTO THE RELEASES BY MAIL

1.              If you wish to make an election to opt into the Releases contained in section 12.6(b) of the Plan set forth above, check the box in Item 1 below.

2.              Review the certifications contained in Item 2 below.

3.              Sign and date this Notice of Non-Voting Status and Opt-In Form and fill out the other required information in the applicable area below.

4.              In order for your election to opt into the Releases by mail to be counted, your Notice of Non-Voting Status and Opt-In Form must be properly completed and actually received by the Debtors’ solicitation agent, Prime Clerk LLC (the “Solicitation Agent”), no later than August 15, 2019, at 4:00 p.m. (prevailing Eastern Time). You may use the postage-paid envelope provided or send your Notice of Non-Voting Status and Opt-In Form to the following address:

Aegerion Pharmaceuticals, Inc. Ballot Processing Center

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

HOW TO OPT IN TO THE RELEASES ONLINE

You may submit your ballot electronically by clicking on the “Submit E-Ballot” section on the Solicitation Agent’s website for these cases, located at http://cases.primeclerk.com/aegerion, and following the directions set forth on the website regarding submitting your E-Ballot as described more fully below.

1.                                      Please visit the Debtors’ voting website at http://cases.primeclerk.com/aegerion.

2.                                      Click on the “E-Ballot” section of the Debtors’ voting website.

3.                                      Follow the directions to submit your Notice of Non-Voting Status and Opt-In Form. If you choose to submit your Notice of Non-Voting Status and Opt-In Form via Prime Clerk’s E-Ballot system, you should not return a hard copy of your Notice of Non-Voting Status and Opt-In Form.

E-Ballot ID:

“E-BALLOTING” IS THE SOLE MANNER IN WHICH NOTICES OF NON-VOTING STATUS AND OPT-IN FORMS MAY BE DELIVERED VIA ELECTRONIC TRANSMISSION.

NOTICES OF NON-VOTING STATUS AND OPT-IN FORMS SUBMITTED BY FACSIMILE OR EMAIL WILL NOT BE COUNTED.

6

Item 1.         Release.

PLEASE TAKE NOTICE THAT YOU MAY CHECK THE BOX BELOW TO OPT INTO THE RELEASE PROVISIONS CONTAINED IN SECTION 12.6(b) OF THE PLAN AND SET FORTH ABOVE. IF YOU OPT INTO THE RELEASE PROVISIONS BY CHECKING THE BOX BELOW AND PROPERLY AND TIMELY SUBMITTING THIS NOTICE OF NON-VOTING STATUS AND OPT-IN FORM, YOU WILL BE DEEMED TO HAVE UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASED AND DISCHARGED THE RELEASED PARTIES AS SET FORTH IN SECTION 12.6(b) OF THE PLAN.

☐                                    OPT IN TO RELEASE.

Item 2.         Certification.

By returning this Notice of Non-Voting Status and Opt-In Form, the holder of the unimpaired Claim(s) identified below certifies that (a) it was the holder of the unimpaired Claim(s) as of the Record Date and/or it has full power and authority to opt into the Release for the unimpaired Claim(s) identified below with respect to such unimpaired Claim(s), and (b) it understands the scope of the Releases.

Name of Holder:
(Print or Type)
Signature:

Name of Signatory:
(If other than Holder)
Title:

Address:

Phone Number:

Email:

Date Completed:

DEADLINE FOR OBJECTIONS TO CONFIRMATION OF THE PLAN

6.                                      Objections, if any, to confirmation of the Plan, including any supporting memoranda, must be in writing, filed with the Clerk of the Bankruptcy Court, together with

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proof of service, at 1 Bowling Green, New York, New York 10004, or electronically using the Bankruptcy Court’s Case Management/Electronic Case File (“CM/ECF”) System at https://ecf.nysb.uscourts.gov (a CM/ECF password will be required), in each case, with a hard copy delivered to the Judge’s Chambers, and must: (a) state the name and address of the objecting party and the amount of its claim or the nature of its interest in the Debtors’ chapter 11 cases; (b) state with particularity the provision or provisions of the Plan objected to and for any objection asserted, the legal and factual basis for such objections; (c) provide proposed language to remedy any objection asserted, if possible; and (d) be served by hand delivery or in a manner as will cause such objection to be received on or before August 22, 2019 at 4:00 p.m. (prevailing Eastern Time), by: (i) Aegerion Pharmaceuticals, Inc., 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142 (Attn: John R. Castellano); (ii) counsel to the Debtors, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019 (Attn: Paul V. Shalhoub, Esq. and Andrew S. Mordkoff, Esq.); (iii) counsel to those certain lenders under the Debtors’ debtor-in-possession financing facility, the Debtors’ prepetition secured bridge loan credit agreement and the Debtors’ 2% unsecured convertible notes, Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, IL 60611 (Attn: Richard A. Levy, Esq.) and King & Spalding LLP, 444 West Lake Street, Suite 1650, Chicago, IL 60606 (Attn: Matthew L. Warren, Esq.); (iv) counsel to the Official Committee of Unsecured Creditors, Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 (Attn: Kenneth H. Eckstein, Esq. and Rachael Ringer, Esq.); (v) counsel to the U.S. Trustee for Region 2, 201 Varick Street, Suite 1006, New York, NY 10014 (Attn: Benjamin J. Higgins, Esq. and Brian S. Masumoto, Esq.); (vi) counsel to Novelion Therapeutics Inc., Goodwin Procter LLP, The New York Times Building, 620 Eighth Avenue, New York, NY 10018 (Attn: Gregory Fox, Esq. and Jacqueline Mercier, Esq.); and (vii) counsel to Amryt Pharma Plc, Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166 (Attn: Matthew J. Williams, Esq. and Jason Zachary Goldstein, Esq.). Any objections not filed and served as set forth above will be deemed waived.

COPIES OF THE PLAN AND DISCLOSURE STATEMENT

7.                                      The Disclosure Statement and the Plan are on file with the Clerk of the Bankruptcy Court, and copies of the same may be obtained by parties in interest free of charge on the dedicated webpage related to these cases of the Debtors’ Balloting Agent, Prime Clerk LLC (http://cases.primeclerk.com/aegerion). Copies of the Disclosure Statement are also available for inspection during regular business hours at the office of the Clerk of the Bankruptcy Court, 1 Bowling Green, New York, New York 10004. In addition, copies of the Disclosure Statement may be viewed on the internet at the Bankruptcy Court’s website (http://www.nysb.uscourts.gov) by following the directions for accessing the ECF system on such website. Hard copies of the Disclosure Statement will be made available upon request made to the Debtors’ Claims Agent, Prime Clerk LLC, in writing at the following address: Aegerion Pharmaceuticals, Inc. Ballot Processing Center, c/o Prime Clerk LLC, One Grand Central Place, 60 East 42nd Street, Suite 1440, New York, NY 10165, or via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at: aegerionballots@primeclerk.com.

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Dated: New York, New York
July 11, 2019

WILLKIE FARR & GALLAGHER LLP
Counsel for the Debtors and Debtors in Possession

787 Seventh Avenue
New York, New York 10019
(212) 728-8000

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Exhibit D

Rights Offering Procedures

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RIGHTS OFFERING PROCEDURES(1)

1.                                      Introduction

On July 9, 2019, Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc., as debtors and debtors in possession (collectively, the “Debtors”), filed the Debtors’ First Amended Joint Chapter 11 Plan with the United States Bankruptcy Court for the Southern District of New York [Docket No. 180] (as such plan of reorganization may be amended or modified from time to time in accordance with its terms, the “Plan”), and the disclosure statement with respect to the Plan [Docket No. 182] (as such disclosure statement may be amended from time to time in accordance with its terms, the “Disclosure Statement”).

Pursuant to the Plan, each Eligible Holder (i.e., holder of an Allowed Class 4 Novelion Intercompany Loan Claim or an Allowed Class 6B Other General Unsecured Claim as of the Voting Record Date that timely votes in favor of the Plan) has the right to participate in a $42 million offering (the “Rights Offering”) conducted by the Plan Investor (as defined below) in accordance with the terms and conditions of these procedures (the “Rights Offering Procedures”), the Plan, the Subscription Form (as defined below) and the Backstop Commitment Agreement (as defined below). The Rights Offering will supplement the $18 million Plan Investor Equity Raise (as defined below), both of which are backstopped in full by the Backstop Parties (as defined below).

In connection with the Plan and in accordance with these Rights Offering Procedures, the Plan Investor will conduct the Rights Offering. Each Eligible Holder (as defined below) has the right, but not the obligation, to purchase a portion of shares of New Common Stock issued by the Plan Investor or a new holding company established to hold 100% of the equity of the Plan Investor (the “Rights Offering Stock”), provided that such Eligible Holder timely and properly executes and delivers its Rights Offering subscription form (the “Subscription Form” and together with the Rights Offering Procedures, the “Rights Offering Documents”) to the Subscription Agent (as defined below). The aggregate Purchase Price for all Subscription Rights (each as defined below) for the Rights Offering Stock is $42 million.

Each Eligible Holder shall have the right to purchase up to its Pro Rata Share (as defined below) of the Rights Offering Stock pursuant to the Rights Offering (the “Subscription Rights”), all pursuant to the terms set forth herein, in the Subscription Form, the Backstop Commitment Agreement, and the Plan. With respect to each Eligible Holder, each Subscription Right shall represent the right to acquire one (1) share of Rights Offering Stock for the Purchase Price. Fractional shares of Rights Offering Stock shall not be issued upon exercise of the Subscription Rights. The number of shares of Rights Offering Stock issued upon any holder’s exercise of its Subscription Rights will be rounded down to the nearest whole share and no compensation shall be paid in respect of any such fractional shares.

In addition, the Subscription Form provides that each Eligible Holder will also have the right (an “Oversubscription Right”) to elect to purchase additional shares of Rights

(1)         Capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan or these Rights Offering Procedures (each as defined below).

Offering Stock that (a) are not timely, duly and validly subscribed and paid for by the Eligible Holders that timely vote to accept the Plan in accordance with the Rights Offering Procedures, and (b) also are not timely, duly and validly subscribed and paid for by Plan Investor Shareholders identified by the Plan Investor in accordance with the procedures governing the Plan Investor Equity Raise (provided that the Plan Investor shall only have the right to identify such Plan Investor Shareholders if the Plan Investor has fully sold the $18 million Plan Investor Equity Raise by the Subscription Expiration Deadline) (such unsubscribed shares, the “Unsubscribed Shares” and, such election, an “Oversubscription Election”). With respect to each Eligible Holder, each Oversubscription Right shall represent the right to acquire one (1) Unsubscribed Share for the Purchase Price. Fractional shares of Unsubscribed Shares shall not be issued upon exercise of the Oversubscription Rights. The number of shares of Unsubscribed Shares issued upon any holder’s exercise of its Oversubscription Rights will be rounded down to the nearest whole share and no compensation shall be paid in respect of any such fractional shares. In the event that the aggregate shares issuable pursuant to the exercise of Oversubscription Rights exceeds the number of Unsubscribed Shares, Eligible Holders who have made Oversubscription Elections will receive their Pro Rata Share of the Unsubscribed Shares.

For purposes of these Rights Offering Procedures, each of the following capitalized terms shall have the meaning set forth below:

“Allowed” has the meaning set forth in the Plan.

“Backstop Commitment Agreement” has the meaning set forth in the Plan.

“Backstop Parties” has the meaning set forth in the Plan.

“Bankruptcy Code” means title 11 of the United States Code, as amended from time to time, as applicable to the Debtors’ chapter 11 cases.

“Bankruptcy Court” has the meaning set forth in the Plan.

“Business Day” has the meaning set forth in the Plan.

“Debtors” has the meaning set forth in Section 1 hereof.

“Disclosure Statement” has the meaning set forth in Section 1 hereof.

“Effective Date” has the meaning set forth in the Plan.

“Eligible Holder” means a holder of an Allowed Class 4 Novelion Intercompany Loan Claim or Allowed Class 6B Other General Unsecured Claim as of the Voting Record Date that timely votes to accept the Plan.

“New Common Stock” has the meaning set forth in the Plan.

“New Registration Rights Agreement” has the meaning set forth in the Plan.

“New Warrants” has the meaning set forth in the Plan.

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“Nominee” has the meaning set forth in Section 3(c) hereof.

“Novelion Intercompany Loan Claim” has the meaning set forth in the Plan.

“Other General Unsecured Claim” has the meaning set forth in the Plan.

“Oversubscription Balance” has the meaning set forth in Section 3(b) hereof.

“Oversubscription Election” has the meaning set forth in Section 1 hereof.

“Oversubscription Payment Date” has the meaning set forth in Section 3(b) hereof.

“Oversubscription Payment Notice” has the meaning set forth in Section 3(b) hereof.

“Oversubscription Right” has the meaning set forth in Section 1 hereof.

“Payment Instructions” has the meaning set forth in Section 3(d) hereof.

“Plan” has the meaning set forth in Section 1 hereof.

“Plan Funding Agreement” has the meaning set forth in the Plan.

“Plan Investor” means (a) Amryt Pharma Plc, on behalf of itself and/or one or more of its affiliates, and (b) in the case of the issuance of the New Common Stock and for purposes of Article XII of the Plan and for purposes of the New Registration Rights Agreement, Amryt Pharma Plc or a new holding company established to hold 100% of the equity of the Plan Investor and will assume the Plan Investor’s obligations under and in accordance with the Plan Funding Agreement.

“Plan Investor Equity Raise” means the additional $18 million equity raise conducted by the Plan Investor for shares of New Common Stock (including New Common Stock to be issuable upon exercise of the New Warrants) to be issued by the Plan Investor to the Plan Investor Shareholders and backstopped by the Backstop Parties.

“Plan Investor Shareholders” means those persons participating in the Plan Investor Equity Raise and, pursuant to the procedures governing the Plan Investor Equity Raise, entitled to subscribe for Unsubscribed Shares in the Rights Offering.

“Pro Rata Share” means a distribution equal in amount to the ratio (expressed as a percentage) that the amount of such Eligible Holder’s (a) Subscription Rights bears to the aggregate amount of all Rights Offering Stock distributed to Eligible Holders, and (b) Oversubscription Rights bears to the aggregate amount of all Unsubscribed Shares, as determined pursuant to the Rights Offering.

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“Purchase Price” means with respect to Rights Offering Stock, the Rights Offering Exercise Price multiplied by the number of Subscription Rights being exercised by an individual Eligible Holder for the Rights Offering Stock elected to be purchased by such Eligible Holder.

“Required Parties” has the meaning set forth in the Plan.

“Rights Offering” has the meaning set forth in Section 1 hereof.

“Rights Offering Documents” has the meaning set forth in Section 1 hereof.

“Rights Offering Exercise Price” means a price per share of Rights Offering Stock, at a 20% discount of the implied value of each share, that is based upon the Rights Offering Stock equaling 13.61% of the New Common Stock of the Plan Investor (after giving effect to the Rights Offering and the Plan Investor Equity Raise, but prior to any management incentive plan, conversion of the New Convertible Notes (as defined in the Plan), or any contingent value rights issued to Plan Investor Shareholders).

“Rights Offering Funds” has the meaning set forth in Section 3(g) hereof.

“Rights Offering Procedures” has the meaning set forth in Section 1 hereof.

“Rights Offering Stock” has the meaning set forth in Section 1 hereof.

“Subscription Agent” means Prime Clerk LLC, in its capacity as such.

“Subscription Commencement Date” has the meaning set forth in Section 2 hereof.

“Subscription Expiration Deadline” means 5:00 p.m. (prevailing Eastern Time) on August 15, 2019 (as may be extended in accordance with the terms of these Rights Offering Procedures), the date by which properly completed Subscription Forms and Purchase Prices will be required to be delivered to the Subscription Agent as provided in these Rights Offering Procedures and all Subscription Rights and Oversubscription Rights must be exercised.

“Subscription Form” has the meaning set forth in Section 1 hereof.

“Subscription Rights” has the meaning set forth in Section 1 hereof.

“Unsubscribed Shares” has the meaning set forth in Section 1 hereof.

“Voting Record Date” means July 11, 2019 at 5:00 p.m. (prevailing Eastern Time).

Only Eligible Holders shall be entitled to participate in the Rights Offering. Before exercising any Subscription Rights or Oversubscription Rights, Eligible Holders

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should read the Disclosure Statement, including the section entitled “Certain Risk Factors to Be Considered,” and the Plan.

2.                                      Commencement/Expiration of the Rights Offering

The Rights Offering shall commence on the day upon which these Rights Offering Procedures and Subscription Forms are mailed to holders of Allowed Novelion Intercompany Loan Claims and Allowed Other General Unsecured Claims (or distributed to nominees on behalf of such holders) (the “Subscription Commencement Date”), which shall be no later than five (5) Business Days after entry of an order by the Bankruptcy Court approving the Disclosure Statement. The Rights Offering shall expire on the Subscription Expiration Deadline. Eligible Holders may exercise their Subscription Rights and Oversubscription Rights at any time after receipt of the Rights Offering Documents, until the Subscription Expiration Deadline.

If the Subscription Expiration Deadline is extended in accordance with the terms of these Rights Offering Procedures, the Debtors shall promptly notify all potential Eligible Holders in writing (including by electronic mail) and/or by posting a notice on the website maintained by the Subscription Agent (http://cases.primeclerk.com/aegerion) of such extension and the date of the new Subscription Expiration Deadline. Each Eligible Holder intending to participate in the Rights Offering must affirmatively make an election to exercise its Subscription Rights and Oversubscription Rights on or prior to the Subscription Expiration Deadline in accordance with the provisions of Section 3 below, and must vote to accept the Plan.

3.                                      Exercise of Subscription Rights and Oversubscription Rights

A.            Subscription Rights

To exercise the Subscription Rights, each Eligible Holder must (i) deliver a duly executed and completed Subscription Form indicating such Eligible Holder’s election to exercise such portion of its Subscription Rights and Oversubscription Rights as set forth therein, which must actually be received by the Subscription Agent on or before the Subscription Expiration Deadline, and (ii) pay to the Subscription Agent, by wire transfer of immediately available funds, the Purchase Price so that such payment is actually received by the Subscription Agent on or before the Subscription Expiration Deadline(2) in accordance with the Payment Instructions (as defined below). If, on or prior to the Subscription Expiration Deadline, the Subscription Agent for any reason does not receive from or on behalf of an Eligible Holder a duly executed and completed Subscription Form and the related payment, such Eligible Holder shall be deemed to have fully and irrevocably relinquished and waived its Subscription Rights and Oversubscription Rights. Eligible Holders who exercise their Subscriptions Rights by complying with clauses (i) and (ii) above, will, on the Effective Date, be holders of Rights Offering Stock.

Once an Eligible Holder has properly exercised its Subscription Rights and Oversubscription Rights, subject to the terms and conditions of these Rights Offering

(2)         Except such payments made by DTC which may be received by the Subscription Agent after the Subscription Expiration Deadline.

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Procedures, such exercise shall be irrevocable and no further transfers shall be permitted or recognized. Subject to the exercise of Oversubscription Rights, each Eligible Holder is entitled to participate in the Rights Offering solely to the extent of its Pro Rata Share of the Rights Offering Stock. Each Eligible Holder may exercise all or any portion of such holder’s Subscription Rights and Oversubscription Rights pursuant to the procedures outlined below; provided, however, that no fractional shares of New Common Stock shall be issued pursuant to any exercise of Subscription Rights or Oversubscription Rights.

To facilitate the exercise of the Subscription Rights and Oversubscription Rights, on the Subscription Commencement Date, the Debtors will mail or cause to be mailed a Subscription Form to each holder of an Allowed Novelion Intercompany Loan Claim and an Allowed Other General Unsecured Claim (or to nominees on behalf of such holders), together with instructions for the proper completion, due execution and timely delivery of the Subscription Form to the Subscription Agent.

Any attempt to exercise Subscription Rights or Oversubscription Rights after the Subscription Expiration Deadline shall be null and void and neither the Debtors nor the Plan Investor shall be obligated to honor any such purported exercise received by the Subscription Agent after the Subscription Expiration Deadline, regardless of when the documents relating thereto were sent.

The method of delivery of the Subscription Form and any other required documents is at each Eligible Holder’s option and sole risk, and delivery will be considered made only when actually received by the Subscription Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, you should allow sufficient time to ensure timely delivery prior to the Subscription Expiration Deadline. Delivery shall be made to:

Aegerion Pharmaceuticals, Inc. Subscription Processing

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

Or via email at: aegerionsubscription@primeclerk.com

B.            Exercise of Oversubscription Rights

In order to validly exercise their Oversubscription Rights, Eligible Holders must, in addition to complying with the procedures for validly exercising Subscription Rights set forth above, specify on the Subscription Form the maximum percentage of Unsubscribed Shares such Eligible Holder wishes to purchase pursuant to its Oversubscription Rights.

No later than 5 Business Days after the expiration of the Plan Investor Equity Raise, the Subscription Agent shall deliver to each Eligible Holder that makes an

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Oversubscription Election a notice (the “Oversubscription Payment Notice”)(3) setting forth (i) the number of Unsubscribed Shares to which such Eligible Holder is entitled, and (ii) the Purchase Price owed by such Eligible Holder, if any, on account of the exercise of its Oversubscription Rights (the “Oversubscription Balance”). Any Eligible Holder that receives an Oversubscription Payment Notice shall have until 5:00 p.m. (prevailing Eastern Time) on the second Business Day after receipt of such Oversubscription Payment Notice (which deadline will also be set forth therein) (the “Oversubscription Payment Date”)(4) to pay in full to the Subscription Agent its Oversubscription Balance by wire transfer of immediately available funds.

C.            Subscription Nominees

The Debtors will furnish, or cause to be furnished, Subscription Forms and other Rights Offering Documents to the Eligible Holders and/or, to the extent applicable, their brokers, dealers, commercial banks, trust companies, or other agents or nominees (the “Nominees”). Each Nominee is entitled to receive sufficient copies of the Rights Offering Documents for distribution to the Eligible Holders on behalf of whom the Nominee represents.

In order to exercise their Subscription Rights and make an Oversubscription Election, any Eligible Holders who hold Subscription Rights through a Nominee must return a duly completed Subscription Form to its Nominee or otherwise instruct its Nominee as to its instructions for the Subscription Rights or Oversubscription Election (in each case in sufficient time to allow such Nominee to deliver the Subscription Form to the Subscription Agent prior to the Subscription Expiration Deadline) in accordance with procedures established by its Nominee, which, in turn, must comply with the terms and conditions of these Rights Offering Procedures.

D.            Payment for Rights Offering Stock

The Subscription Forms shall include written instructions (the “Payment Instructions”) relating to the payment of the Purchase Price for each Eligible Holder that exercises Subscription Rights and the Oversubscription Balance for each Eligible Holder that exercises Oversubscription Rights. The Payment Instructions shall include (i) for each Eligible Holder exercising Subscription Rights, wire transfer instructions for the payment of the Purchase Price, (ii) for each Eligible Holder exercising Oversubscription Rights, wire transfer instructions for the payment of the Oversubscription Balance, and (iii) the deadline by which such payment(s) must be made.

If the Subscription Agent for any reason does not receive from or on behalf of an Eligible Holder immediately available funds by wire transfer in an amount equal to the (a) Purchase Price for such Eligible Holder’s exercised Subscription Rights on or prior to the Solicitation Expiration Deadline, or (b) Oversubscription Balance for such Eligible Holder’s exercised Oversubscription Rights on or prior to the Oversubscription Payment Date, such

(3)         Except such payments made by DTC which may be received by the Subscription Agent after the Oversubscription Payment Date.

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Eligible Holder shall be deemed to have fully and irrevocably relinquished and waived its Subscription Rights and Oversubscription Rights; provided, however, that notwithstanding the foregoing, the Debtors reserve the right to pursue all remedies at equity and in law to compel payment or seek damages for such Eligible Holder’s non-payment. In no event, however, shall any Eligible Holder be liable on any theory of liability for any special, indirect, consequential or punitive damages as a result of its failure to deliver payment.

E.            Subsequent Determination of Allowed Claims

If, after the Voting Record Date, but at least seven (7) calendar days prior to the Subscription Expiration Deadline, as a result of a Bankruptcy Court order estimating, allowing, disallowing or reclassifying an Other General Unsecured Claim, an Eligible Holder becomes entitled to Subscription Rights and Oversubscription Rights (or a different amount of Subscription Rights and Oversubscription Rights than initially granted), such Eligible Holder shall be permitted to participate in the Rights Offering only with respect to such Other General Unsecured Claim as so estimated, allowed, disallowed or reclassified.

F.             Disputes, Waivers, and Extensions

All determinations as to the proper completion, due execution, timeliness, or eligibility of any exercise arising in connection with the submission of a Subscription Form and other Rights Offering Documents and other matters affecting the validity or effectiveness of any attempted exercise of any Subscription Rights and Oversubscription Rights shall be made by the Plan Investor in its sole discretion, reasonably exercised in good faith, which determinations shall be final and binding. An Eligible Holder shall be deemed not to have complied with subscription instructions, and such Eligible Holder’s Subscription Form shall be deemed not duly executed and completed unless and until all defects and irregularities have been waived or cured within such time as the Plan Investor determines in its discretion, reasonably exercised in good faith. The Plan Investor reserves the right, but are under no obligation, to give notice to any Eligible Holder regarding any defect or irregularity in connection with any purported exercise of Subscription Rights or Oversubscription Rights by such Eligible Holder and the Plan Investor may, but is under no obligation to, permit such defect or irregularity to be cured within such time as it may determine in good faith. None of the Debtors, the Subscription Agent, the Plan Investor or any of their respective advisors or agents shall incur any liability for failure to give such notification.

With the prior written consent of the Debtors and the Backstop Parties, the Plan Investor may (a) extend the duration of the Rights Offering and the Subscription Expiration Deadline, or (b) adopt additional detailed procedures to more efficiently administer the distribution and exercise of the Subscription Rights and Oversubscription Rights that are not inconsistent with these procedures.

None of the Debtors or their advisors or agents shall have or incur any liability on account of the Plan Investor’s actions or inactions in connection with the foregoing.

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G.           Funds

All payments required to be made in connection with an Eligible Holder’s exercise of its Subscription Rights or Oversubscription Rights (the “Rights Offering Funds”) shall be deposited in accordance with the paragraph entitled “Payment for Rights Offering Stock” above and held by the Subscription Agent in a segregated account or accounts pending the Effective Date, which segregated account or accounts will: (i) not constitute property of the Plan Investor or the Debtors’ estates until the Effective Date; (ii) be separate and apart from, and not commingled with, the Subscription Agent’s general operating funds and any other funds subject to any lien or any cash collateral arrangements; and (iii) be maintained for the sole purpose of holding the money for administration of the Rights Offering until the Effective Date. The Subscription Agent shall not use the Rights Offering Funds for any purpose other than to release the funds as directed by the Debtors and the Plan Investor on the Effective Date and shall not encumber, or permit the Rights Offering Funds to be encumbered, by any lien or similar encumbrance.

H.           Waiver

Each Eligible Holder that participates in the Rights Offering shall be deemed, by virtue of such participation, to have waived and released, to the fullest extent permitted under applicable law, all rights, claims or causes of action against the Debtors, the Reorganized Debtors, the Plan Investor, and each of their respective subsidiaries, affiliates, advisors and agents, and the Subscription Agent arising out of or related to the receipt, delivery, disbursements, calculations, transmission or segregation of cash, Subscription Rights, Oversubscription Rights and Rights Offering Stock in connection with the Rights Offering, except to the extent such claims arise out of gross negligence or willful misconduct by any such party.

4.                                      Transfer Restriction; Revocation

The Subscription Rights and Oversubscription Rights are not transferable or detachable from the Allowed Novelion Intercompany Loan Claims or Allowed Other General Unsecured Claims. Subscription Rights and Oversubscription Rights may be exercised only by or through the Eligible Holder entitled to receive such Subscription Rights and Oversubscription Rights on the Voting Record Date. Any transfer or attempted transfer of the Subscription Rights or Oversubscription Rights will be null and void and the Subscription Agent will not treat any purported transferee thereof as the holder of any Subscription Rights or Oversubscription Rights or permit any such purported transferee to exercise Subscription Rights or Oversubscription Rights or purchase shares in the Rights Offering. Once the Eligible Holder has properly exercised its Subscription Rights and Oversubscription Rights and paid its Purchase Price and Oversubscription Balance, such exercise will not be permitted to be revoked by such Eligible Holder. In the event that an Eligible Holder who has properly exercised its Subscription Rights and Oversubscription Rights and paid the Purchase Price and Oversubscription Balance, respectively, sells or otherwise transfers its underlying claim subject to the Rights Offering, the successor to or the transferee of such claim shall not be deemed an Eligible Holder as defined in these Rights Offering Procedures.

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5.                                      Return of Payment

If the Plan, and therefore the Rights Offering, is not consummated, any cash paid to the Subscription Agent will be returned to the applicable Eligible Holder as soon as reasonably practicable after the date on which the Rights Offering is terminated, without any interest or deduction.

6.                                      Subsequent Adjustments

If, as of the Subscription Expiration Deadline, as a result of allowance of Other General Unsecured Claims or other actions following the Voting Record Date, more than all of the Rights Offering Stock and Unsubscribed Shares from the Plan Investor Equity Raise has been subscribed for, each properly exercising Eligible Holder’s Subscription Rights and Oversubscription Rights shall be reduced on a pro rata basis.

The difference between the Purchase Price actually paid by such exercising Eligible Holder and the Purchase Price that such Eligible Holder is required to pay after giving effect to the reduction, if any, shall be refunded, without interest, on or as soon as reasonably practicable after the Effective Date.

7.                                      Inquiries and Transmittal of Documents; Subscription Agent

The instructions contained in the Subscription Form should be carefully read and strictly followed.

Questions relating to the Rights Offering should be directed to the Subscription Agent via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at aegerionsubscription@primeclerk.com.

The risk of non-delivery of all documents and payments is on the Eligible Holder electing to exercise its Subscription Rights and Oversubscription Rights and not the Debtors, the Subscription Agent, the Plan Investor or any other Eligible Holder.

8.                                      Registration

Each of the Subscription Rights and Oversubscription Rights are being, and the Rights Offering Stock will be, issued to the Eligible Holders participating in the Rights Offering without registration under the Securities Act in reliance upon the exemption provided in Section 1145 of the Bankruptcy Code. None of the shares of Rights Offering Stock have been registered or, except as provided in the Registration Rights Agreement, will be registered, under the Securities Act, or any state or local law requiring registration for offer or sale of a security.

9.                                      Rights Offering Conditioned Upon Confirmation of the Plan; Reservation of Rights

Notwithstanding anything to the contrary herein and in the Rights Offering Documents, all exercises of Subscription Rights and Oversubscription Rights are subject to and conditioned upon the confirmation of the Plan and the occurrence of the Effective Date. Notwithstanding anything contained herein, the Disclosure Statement or the Plan to the contrary,

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the Plan Investor, in consultation with the Required Parties, reserves the right to modify these Rights Offering Procedures in order to comply with applicable law or otherwise.

10.                               Rights Offering Stock Distribution Date

The Rights Offering Stock and any Unsubscribed Shares from the New Equity Raise acquired in connection with the Rights Offering by Eligible Holders that have elected to participate in the Rights Offering and who have validly exercised their Subscription Rights and Oversubscription Rights shall be distributed in accordance with the distribution provisions contained in the Plan.

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INSTRUCTIONS TO SUBSCRIPTION FORM

FOR RIGHTS OFFERING CONTEMPLATED BY

DEBTORS’ FIRST AMENDED JOINT CHAPTER 11 PLAN

SUBSCRIPTION EXPIRATION DEADLINE

The deadline to exercise Subscription Rights(1) and Oversubscription Rights is 5:00 p.m. (prevailing Eastern Time) on August 15, 2019 (the “Subscription Expiration Deadline”)

To Eligible Holders:

By order dated July 11, 2019, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) approved the Disclosure Statement for the Debtors’ First Amended Joint Chapter 11 Plan (as amended, modified and/or supplemented, the “Disclosure Statement”). A copy of the Debtors’ First Amended Joint Chapter 11 Plan (as amended, modified and/or supplemented, the “Plan”) is annexed to the Disclosure Statement as Exhibit 1.

Pursuant to the Plan, Eligible Holders have the right to purchase a portion of the shares of New Common Stock issued by the Plan Investor on the Effective Date (the “Rights Offering Stock”). For a complete description of the Rights Offering, see the accompanying Rights Offering Procedures (the “Rights Offering Procedures”).

Eligible Holders as of the Voting Record Date may exercise Subscription Rights and Oversubscription Rights in accordance with the Rights Offering Procedures. Please utilize the attached Subscription Form to exercise your Subscription Rights and Oversubscription Rights. In order to elect to participate in the Rights Offering, you must (a) arrange for payment of the Purchase Price and, if applicable, the Oversubscription Balance in accordance with the directions below, and (b) complete the attached Subscription Form and return it to Prime Clerk LLC (the “Subscription Agent”) at the following address, so that it is received by the Subscription Expiration Deadline:

Aegerion Pharmaceuticals, Inc. Subscription Processing

c/o Prime Clerk LLC

One Grand Central Place

60 East 42nd Street, Suite 1440

New York, NY 10165

Or via email at: aegerionsubscription@primeclerk.com

(1)         Capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan or the Rights Offering Procedures (each as defined below).

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Please be aware that, notwithstanding anything to the contrary herein or in the Rights Offering Procedures, holders of Novelion Intercompany Loan Claims and holders of Other General Unsecured Claims must complete the Class 4 and Class 6B Ballots, respectively (each a “Ballot”) (your respective Ballot is included in the materials that were sent to you with the Disclosure Statement) and timely vote to accept the Plan in order to exercise your Subscription Rights and Oversubscription Rights and receive Rights Offering Stock.

Questions. If you have any questions about this Subscription Form or the exercise procedures described herein and in the Rights Offering Procedures, please contact the Subscription Agent via telephone at 844-627-5368 or for international calls at 347-292-3524 or via email at aegerionsubscription@primeclerk.com.

The Subscription Agent must receive your executed Subscription Form and the related payment by the Subscription Expiration Deadline (or, in the case of an Oversubscription Balance, by the Oversubscription Payment Date) or your exercise of your Subscription Rights and Oversubscription Rights shall be void and you will be deemed to have fully and irrevocably relinquished and waived your Subscription Rights and Oversubscription Rights.

To purchase Rights Offering Stock pursuant to the Rights Offering:

1.                                      Insert the principal amount of your Allowed Novelion Intercompany Loan Claim or Other General Unsecured Claim you hold as of the Voting Record Date in Item 1 of the Subscription Form.

2.                                      Complete the calculations in Item 2a, Item 2b and Item 2c of the Subscription Form.

3.                                      Indicate the maximum percentage of New Common Stock to be subscribed for in Item 3.

4.                                      Provide the maximum percentage of Unsubscribed Shares to be subscribed for in Item 4.

5.                                      Coordinate payment using the instructions set forth in Item 5.

6.                                      Indicate if you are a party to the Backstop Commitment Agreement by checking the box in Item 6.

7.                                      Complete the registration information in Item 7.

8.                                      Read and Complete the certification in Item 8 of the Subscription Form.

9.                                      Complete an IRS Form W-9 if you are a U.S. person. If you are a non-U.S. person, read, complete and sign an appropriate IRS Form W-8. These forms may be obtained from the IRS at its website: http://www.irs.gov.

10.                               Return the Subscription Form (with accompanying IRS Form W-9 or appropriate IRS Form W-8, as applicable) to the Subscription Agent at the address specified in Item 4 below on or before the Subscription Expiration Deadline.

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11.                               Please Note that once the Subscription Rights and Oversubscription Rights are validly exercised, they cannot be transferred, revoked or otherwise withdrawn.

Before exercising any Subscription Rights and Oversubscription Rights, you should read the Disclosure Statement, including the section entitled “Certain Risk Factors to Be Considered”, and the Plan.

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SUBSCRIPTION FORM FOR RIGHTS OFFERING

CONTEMPLATED BY DEBTORS’ FIRST AMENDED JOINT CHAPTER 11 PLAN

SUBSCRIPTION EXPIRATION DEADLINE

The Subscription Expiration Deadline is 5:00 p.m. (prevailing Eastern Time) on August 15, 2019.

Please consult the Instructions to Subscription Form accompanying this Subscription Form as well as the Rights Offering Procedures for additional information with respect to this Subscription Form.

Item 1.         Amount. I certify that I beneficially hold claims as of the date certified by such Eligible Holder in Item 4 below in the following principal amount (insert amount in the applicable box below) or that I am the authorized signatory of that beneficial holder. For purposes of this Subscription Form, do not adjust the principal (face) amount for any accrued or unmatured interest or any accretion factor. Complete only one of the following boxes:

$

Certified Principal Amount of Allowed

Class 4 Novelion Intercompany Loan Claims

- or -

$

Certified Principal Amount of Allowed

Class 6B Other General Unsecured Claims

Item 2.         Subscription Rights. Subject to the terms and conditions set forth in the Plan, each Eligible Holder is eligible to participate in the Rights Offering.

2a. Calculation of Maximum Pro Rata Share of New Common Stock. The maximum pro rata share of New Common Stock which you may subscribe for with respect to your Class 4

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Novelion Intercompany Loan Claims or Class 6B Other General Unsecured Claims is calculated as follows:

	÷	$[ ]	x	100	=	%
(Insert total claim amount from Item 1 above)		(Total Allowed Class 4 Novelion Intercompany Loan Claims or Class 6B Other General Unsecured Claims)				(Percentage of maximum pro rata share of New Common Stock with respect to the Class 4 Novelion Intercompany Loan Claims or Class 6B Other General Unsecured Claims)

2b. Aggregate Purchase Price and Aggregate Funding Amount. By filling in the following blanks, you are indicating that the undersigned Eligible Holder is electing to purchase the amount of New Common Stock corresponding to the New Common Stock specified below (specify a percentage of the New Common Stock not greater than the percentage equal to the maximum pro rata share of the New Common Stock set forth in Item 2a above), on the terms of and subject to the conditions set forth in the Rights Offering Procedures.

X	$42,000,000	=	$

(Indicate percentage of New Common Stock the Eligible Holder elects to purchase with respect to its Class 4 Novelion Intercompany Loan Claims or Class 6B Other General Unsecured Claims. The percentage cannot be greater than the percentage equal to the maximum pro rata share of the New Common Stock set forth in Item 2a.)

(Aggregate Purchase Price rounded to the nearest cent)

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Item 3.         Total New Common Stock.

By filling in the following blanks you are indicating that the undersigned Eligible Holder will hold no greater than the amount of interests in the New Common Stock specified below on the terms of and subject to the conditions set forth in the Rights Offering Procedures.

3c. Amount of New Common Stock:

	X		=
(Aggregate Purchase Price set forth in Item 2b above)		(Equity Percentage)		Purchase Amount of New Common Stock)

Item 4.         Exercise of Oversubscription Rights. By filling in the following blanks, you are indicating that you are interested in purchasing Unsubscribed Shares pursuant to your Oversubscription Rights on the terms of and subject to the conditions set forth in the Rights Offering Procedures. Please note that if you do not subscribe for the maximum number of shares of Rights Offering Stock calculated in Item 2a above, then you forfeit your Oversubscription Rights and may not purchase Unsubscribed Shares pursuant to Oversubscription Rights.

You may elect to exercise your Oversubscription Rights with respect to any or all Unsubscribed Shares. The number of Unsubscribed Shares will not be known until after the Subscription Expiration Deadline. In the event the aggregate shares of Rights Offering Stock issuable pursuant to the exercise of Oversubscription Rights exceeds the number of Unsubscribed Shares, Eligible Holders who have made Oversubscription Elections will receive their Pro Rata Share of the Unsubscribed Shares. If you elect to exercise your Oversubscription Rights, such election will be binding, and you will be obligated to purchase the Unsubscribed Shares for which you have exercised these rights, adjusted for any proration, in accordance with the Rights Offering Procedures and the procedures governing the Plan Investor Equity Raise at the Rights Offering Exercise Price. Indicate the maximum percentage of Unsubscribed Shares you wish to purchase pursuant to your Oversubscription Rights.

(Indicate percentage of Unsubscribed Shares you elect to purchase, which percentage cannot exceed the Equity Percentage listed above)

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Item 5.         Payment Procedure. The Purchase Price indicated in Item 2b above must be sent by wire transfer in immediately available funds so that it is received by the Subscription Agent on or before the Subscription Expiration Deadline. In addition, to the extent that an Oversubscription Payment Notice is issued and the Eligible Holder is required to pay an Oversubscription Balance in connection with its exercised Oversubscription Rights, such payment must be made by wire transfer in immediately available funds so that it is received by the Subscription Agent on or before the Oversubscription Payment Date.

The wire instructions for the Subscription Agent are as follows:

Wire Instructions:

Account Name:	[To be completed]
Account #:	[To be completed]
ABA/Routing #:	[To be completed]
Bank Name:	[To be completed]
Bank Address:	[To be completed]
Memo/Note Field:	[Insert Holder’s Name]

If, prior to the Subscription Expiration Deadline, all of the steps outlined in this Subscription Form are not completed, you will be deemed to have fully and irrevocably relinquished and waived your right to participate in the Rights Offering.

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In order to exercise the Subscription Rights and Oversubscription Rights, you or your Nominee must: (i) return (x) this duly completed Subscription Form, and (y) IRS Form W-9 or appropriate IRS Form W-8, as applicable (such IRS Forms can be found on the IRS website (http://www.irs.gov)), to the Subscription Agent so that such forms are actually received by the Subscription Agent prior to the Subscription Expiration Deadline; and (ii) pay the Purchase Price to the Subscription Agent, by wire transfer of immediately available funds, so that payment of the Purchase Price is actually received by the Subscription Agent on or before the Subscription Expiration Deadline, and, to the extent applicable, pay the Oversubscription Balance, by wire transfer of immediately available funds, so that payment of the Oversubscription Balance is actually received by the Subscription Agent on or before the Oversubscription Payment Date.

Item 6.         Check the box below if you are a party to the Backstop Commitment Agreement

Backstop Party

IF YOU ARE UNSURE IF YOU ARE A BACKSTOP PARTY DO NOT MAKE THIS ELECTION.

Item 7.         Registration Information. The resulting shares will be registered on the books and records at a transfer agent and will not be held at a bank or broker. Please provide the below information for all New Common Stock to be issued on the books and records at the transfer agent.

Name of Registered Party:

Address 1:

Address 2:

City/State/Zip:

Contact Name:

Telephone:

Email:

U.S. Federal Tax EIN/SSN :

Account Type (a list of account types can be found on Schedule 1):

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Item 8.         Certification. I certify that I am the holder, or the authorized signatory of the holder, of the amount of the security listed under Item 1 above. Additionally, I certify that we have submitted or have caused to be submitted a valid vote to “accept” the Plan for the amount of security listed under item 1 above.

Date: , 2019	Name of Holder:

Social Security or Federal Tax I.D. No.:

Signature:

Name of Person Signing:

Title:

Street Address:

City, State, Zip Code:

Telephone Number:

THE COMPLETED FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT THE FOLLOWING ADDRESS BY THE SUBSCRIPTION EXPIRATION DEADLINE:

AEGERION PHARMACEUTICALS, INC. SUBSCRIPTION PROCESSING

C/O PRIME CLERK LLC

ONE GRAND CENTRAL PLACE

60 EAST 42ND STREET, SUITE 1440

NEW YORK, NY 10165

OR VIA EMAIL AT AEGERIONSUBSCRIPTION@PRIMECLERK.COM

IN ADDITION, FOR YOUR SUBSCRIPTION RIGHTS AND OVERSUBSCRIPTION RIGHTS TO BE VALIDLY EXERCISED, YOUR COMPLETED BALLOT, INDICATING YOUR ACCEPTANCE OF THE PLAN, MUST BE RECEIVED BY THE SOLICITATION AGENT (AS DEFINED IN THE BALLOT) ON OR BEFORE THE VOTING DEADLINE (AS DEFINED IN THE BALLOT).

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SCHEDULE 1

Please indicate the “account type” that may be used in connection with registration of your New Common Stock.

Please check only one box:

☐            INDIVIDUAL ACCOUNT;

☐            IRA ACCOUNT;

☐            CORPORATIONS (S-CORP): (ASSOCIATED, ASSOCIATES, ASSOCIATION, CO, CO. COMPANY, CORP, COPORATE/PARTNER, ENTERPRISE(S), FUND, GROUP, INCORPORATED, INC, INTERNATIONAL, INTL, LIMITED, LTD, LIFETIME LIMITED COMPANY, LLC, L.L.C, PARTNER, PARTNERS, PLC, PUBLIC LIMITED COMPANY);

☐            PARTNERSHIP: (LP, L P, L.P., LLP, LIMITED PARTNERSHIP, LIFETIME LIMITED PARTNERSHIP);

☐            BANK;

☐            NOMINEE ACCOUNTS;

☐            THE NEW C-CORP;

☐            NON-PROFIT: (CEMETERY, CHURCH, COLLEGE, COMMISSION FOR CHRILDREN WITH, COMMISSION FOR HANDICAPPED, COMMISSION MINISTRIES INC, COMMISSION OF PUBLIC WORKS, COMMISSION OF BANKING & FOUNDATIONS, HOSPITAL, SCHOOL, SYNAGOGUE, UNIVERSITY);

☐            FIDUCIARY ACCOUNT: (CUSTODIAN, CO-TRUSTEE, ESTATE, EXECUTOR, EXECUTRIX FBO, F/B/O, FAO, FIDUCIARY TRUST, ITF, LIFE TEN, PENSION PLAN, INDIVIDUAL NAME PROFIT SHARING PLAN, RETIREMENT PLAN, 401K PLAN, SELL TRANSFER PLEDGE, STATE UNIFORM TRANSFER RO MINOR’S ACT, TTEE, TTEES, UW, UTMA, UGMA,USUFRUCT, UNIFIED, UNIF GIFT MIN ACT, UNIF TRUST MIN ACT, UNIFIED GIFT TO MINORS ACT, UNIFORM GIFT TO MINORS, UNIFORM TRANSFER TO MINORS, GRAT (GRANTOR ANNUNITY TRUST);

☐            TENANTS IN COMMON;

☐            TENANTS BY ENTIRETY: (TEN ENT, TENANTS ENT, TENANTS ENTIRETY, TENANTS BY ENTIRETY, TENANTS BY ENTIRETIES);

☐            JOINT TENANTS: (JT TEN, JT TEN WROS, JT WROS, J/T/W/R/S, JOINT TENANCY, JOINT TENANTS WITH RIGHT OF SURVIVORSHIP, JT OWNERSHIP, IF JT ACCOUNT WITH TOD); OR

☐            COMMUNITY PROPERTY: (COM PROP, COMM PROP, COM PROPERTY, COMM PROPERTY, MARITAL PROPERTY, HWACP, HUSBAND & WIFE AS COMMUNITY PROPERTY).

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